UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                    )

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G REIT, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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G REIT, INC.

1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (877) 888-7348

May 28, 2004

Dear Shareholder:

      On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of G REIT, Inc. to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, on June 29, 2004 at 9:00 a.m. local time. We look forward to your attendance.

      The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business to be acted upon by the shareholders. During the Annual Meeting, we also will report on the operations of the Company. All directors and several officers of the Company will be present to respond to any questions shareholders may have.

      Your vote is very important. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed Proxy Card and returning it to the Company by fax to (714) 667-6843 or in the accompanying postage-paid return envelope. You also may vote via the Internet at www.1031nnn.com/ VoteGREIT or by telephone by dialing toll-free 1-866-696-1031. Please follow the directions provided in the Proxy Statement. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote will be counted if you are unable to attend the Annual Meeting.

      YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF AND INTEREST IN OUR COMPANY.

Sincerely,

Anthony W. (“Tony”) Thompson
Chairman, President and CEO

G REIT, INC.

1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (877) 888-7348

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 29, 2004

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of G REIT, Inc., a Virginia corporation (the “Company”) will be held on June 29, 2004 at 9:00 a.m. local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes:

1. To elect five directors to the Company’s Board of Directors;

2. To consider and vote upon the adoption of the 2004 Incentive Award Plan of G REIT, Inc.;

3. To consider and vote upon a proposal to change the Company’s state of incorporation from Virginia to Maryland;

4. If Proposal No. 3 is not adopted and approved, to consider and vote upon an amendment to the articles of incorporation increasing the number of authorized $0.01 par value shares of common stock from 50,000,000 to 300,000,000 and increasing the number of authorized $0.01 par value shares of preferred stock from 10,000,000 to 50,000,000;

5. To consider and vote upon ratifying the appointment of the accounting firm Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year; and

6. To transact any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

      These items are fully discussed in the following pages, which are made part of this Notice. Only common shareholders of record at the close of business on May 12, 2004 are entitled to vote at the Annual Meeting. A list of shareholders entitled to vote will be available for inspection at the offices of G REIT, Inc., 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, for the ten day period immediately preceding the Annual Meeting.

      Please sign and date the accompanying Proxy Card and return it promptly by fax to (714) 667-6843 or in the enclosed postage-paid envelope whether or not you plan to attend. You also may vote your shares electronically via the Internet at www.1031nnn.com/ VoteGREIT or by telephone by dialing toll-free 1-866-696-1031. Instructions are included with the Proxy Card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your Proxy Card or voted your shares electronically. You may revoke your proxy at any time prior to its exercise.

BY ORDER OF THE BOARD OF DIRECTORS

Anthony W. (“Tony”) Thompson
Chairman, President and CEO

G REIT, INC.

1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (877) 888-7348

PROXY STATEMENT

       The enclosed proxy is solicited by the board of directors (the “Board of Directors”) of G REIT, Inc. (the “Company”) for use in voting at the annual meeting of Shareholders (the “Annual Meeting”) to be held June 29, 2004 at 9:00 a.m. local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice. The proxy solicitation materials were mailed to shareholders on or about May 28, 2004.

      No director has informed the Company that he intends to oppose any action intended to be taken by the Company. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies. Cost of solicitation of proxies will be borne by the Company.

Voting and Revocability of Proxies

      When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of the adoption of the 2004 Incentive Award Plan of G REIT, Inc., FOR reincorporation in Maryland, FOR amending the articles of incorporation to increase the number of authorized $0.01 par value shares of common stock from 50,000,000 to 300,000,000 and to the increase the number of authorized $0.01 par value shares of preferred stock from 10,000,000 to 50,000,000 in the event that Proposal No. 3 regarding reincorporation in Maryland is not adopted and approved, and FOR ratification of the appointment of auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their discretion with respect to such matters. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Secretary of the Company prior to the Annual Meeting or by delivering a later dated proxy or electronic vote.

      Each share of common stock outstanding on May 12, 2004, the record date, is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting it is deemed to be present for quorum purposes and for all other matters as well. A shareholder may withhold his or her vote in the election of directors or abstain (collectively, “Abstentions”), with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of an item. The effect of Abstentions on the result of the vote with respect to a proposal depends upon whether the vote required for that proposal is based upon a proportion of the votes cast (no effect) or a proportion of the votes entitled to be cast (effect of a vote against). Except for certain “non-routine” items for which brokers are prohibited from exercising their discretion, a broker who holds shares in “street name” has the authority to vote on routine items when it has not received instructions from the beneficial owner. Votes that are not cast on a non-routine matter by a broker who returns a properly executed proxy are known as “broker non-votes.” If the broker returns a properly executed proxy, the shares are counted as present for quorum purposes. If the broker crosses out, or does not vote with respect to, a non-routine proposal, resulting in a broker non-vote, the effect of the broker non-vote on the result of the vote depends upon whether the vote required for that proposal is based upon a proportion of the votes cast (no effect) or a proportion of the votes entitled to be cast (effect of a vote against). If the broker returns a properly executed proxy, but does not vote or abstain with respect to a proposal and does not cross out the proposal, the proxy will be voted “for” proposals 1 through 5 and in the proxy holder’s discretion with respect to any other matter that may come before the meeting or any adjournments or postponements thereof. To obtain approval of the election of the nominees for directors, the reincorporation in Maryland and, in the event that Proposal No. 3 regarding reincorporation in Maryland is not adopted and approved, approval of the amendment to the articles of incorporation to increase the number of authorized common shares, the affirmative vote of the holders of not less than a majority of the shares of common stock issued and outstanding and entitled to vote must be cast in favor of these proposals. To obtain approval of the 2004 Incentive Award Plan of G REIT, Inc. and ratification of the appointment of auditors, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of these proposals.

      Voting by Mail — Shareholders may vote by completing the attached Proxy Card and mailing it to the Company in the enclosed self-addressed postage-paid return envelope.

      Voting by Fax — Shareholders may vote by completing the attached Proxy Card and faxing it to the Company at (714) 667-6843.

      Voting by Telephone — Shareholders may vote by telephone by dialing toll-free 1-866-696-1031 until 5:00 p.m. Pacific Daylight Time, June 25, 2004. The touch-tone telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Shareholders should have their Proxy Card available when voting by telephone.

      Voting by Internet — Shareholders may vote electronically using the Internet at www.1031nnn.com/ VoteGREIT until 5:00 p.m. Pacific Daylight Time, June 25, 2004. The Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Shareholders should have their Proxy Card available when voting by the Internet.

Record Date and Number of Shares Outstanding

      As of May 12, 2004, G REIT had 43,700,382 shares of common stock issued and outstanding. Only shareholders of record at the close of business on May 12, 2004 will be entitled to vote at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information About Director Nominees

      The Company’s articles of incorporation provide that the Company’s Board of Directors will consist of between three and nine directors. Each director serves a term of one year, but may be re-elected. Each of the nominees listed below is standing for re-election, and, if elected, the nominees will constitute the entire Board of Directors until the next annual meeting of the shareholders of the Company.

      Unless otherwise instructed on the proxy, the shares represented by proxies will be voted FOR the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in this Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for his one-year term and until his successor has been elected and qualified. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. The Company is not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director except that such nominees have agreed to serve as directors of the Company if elected.

      The following table sets forth the name, age, principal occupation, and respective service dates of each person who has been nominated to be a director of the Company.

Name of Nominee	Age	Principal Occupation	Title

Anthony W. Thompson	57	Anthony W. (“Tony”) Thompson is Chairman of the Board, President and Chief Executive Officer of the Company. He has served in each of these capacities since December 2001. In addition, he is co-founder of Triple Net Properties, LLC, the Company’s Advisor, and has served as its President and CEO since 1998. He is also President and 100% owner of Triple Net Properties Realty, Inc., an affiliated real estate brokerage and management company that provides certain real estate brokerage and management services to the Company. Mr. Thompson serves as the chairman of Triple Net’s management committee and of the board of directors of Western Real Estate Investment Trust. He also serves as chairman of the board of directors, president and chief executive officer of T REIT, Inc. Prior to April of 1998, Mr. Thompson was co-founder, co-owner, director and officer of a number of real estate investment entities trading under the name The TMP Companies, including the TMP Group, Inc., a full-service real estate investment firm founded in 1978. Mr. Thompson has been the President and 100% owner of the Company’s dealer manager, NNN Capital Corp., since 1986 and is a registered securities principal with the NASD. He is a 1969 graduate of Sterling College with a BS in Economics. He is a member of the Sterling College Board of Trustees and various other charitable and civic organizations.	Chairman, President and Chief Executive Officer
W. Brand Inlow	50	W. Brand Inlow has served as an independent director of the Company since April 2002. Mr. Inlow currently provides professional consulting services to the multifamily industry on matters related to acquisitions, dispositions, asset management and property management operations. Mr. Inlow is also President of Jessie’s Wish, Inc., a Virginia non-profit corporation dedicated to awareness, education and financial assistance for patients and families dealing with eating disorders. Mr. Inlow served as President of Summit Realty Group, Inc. in Richmond, Virginia, from September 2001 through October 2003. Prior to joining Summit Realty, from November 1999 to September 2001, he was Vice President of Acquisitions for EEA Realty, LLC in Alexandria, Virginia where he was responsible for acquisition, disposition, and financing of company assets, which were primarily garden apartment properties. Prior to joining EEA Realty, from November 1991 to November 1999, Mr. Inlow worked for United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust, as Assistant Vice President and Senior Acquisition Analyst, where he was responsible for the acquisition of garden apartment communities. Mr. Inlow also serves as a director of T REIT, Inc.	Independent Director

Name of Nominee	Age	Principal Occupation	Title

D. Fleet Wallace	36	D. Fleet Wallace has served as an independent director of the Company since April 2002. He is a principal and co-founder of Greystone Fund, L.P. and its general partner, Greystone Capital Management, LLC. The Greystone Fund is a professionally managed opportunity fund formed in September 2001 that invests primarily in promising venture capital opportunities and distressed assets in the form of real estate, notes, accounts receivable, inventory and other assets. From April 1998 to August 2001, Mr. Wallace served as Corporate Counsel and Assistant Secretary of United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust. At United Dominion, he managed general corporate matters for over 150 affiliated entities, negotiated and executed numerous real estate acquisitions and dispositions, and provided legal support on over $1 billion in financing transactions. From September 1994 to April 1998, Mr. Wallace was in the private practice of law with the law firm of McGuire Woods in Richmond, Virginia. Mr. Wallace also serves as a director of T REIT, Inc.	Independent Director
Gary T. Wescombe	61	Gary T. Wescombe, CPA, has served as a director of the Company since December 2001. Mr. Wescombe has been a partner in Wescombe & Johnson in Newport Beach, California since its formation in December 2001. From October 1999 to December 2001, he was a partner in Warmington Wescombe Realty Partners in Costa Mesa, California. At both companies, Mr. Wescombe’s focus was on real estate investments and financing strategies. Prior to retiring in 1999, Mr. Wescombe was a Partner with Ernst & Young, LLP (formerly Kenneth Leventhal & Company) from 1970 to 1999 and was in charge of the audit practice of the Newport Beach office. In addition, Mr. Wescombe is the Chief Financial Officer and a director of the Arnold and Mabel Beckman Foundation, a nonprofit foundation formed to support leading-edge research in the fields of chemistry and life sciences. Mr. Wescombe received a BS in Accounting and Finance from San Jose State University in 1965.	Independent Director

Name of Nominee	Age	Principal Occupation	Title

Edward A. Johnson	51	Edward A. Johnson, Ph.D. has served as an independent director of the Company since December 2001. Dr. Johnson has served as President of Arizona International University since September 2003. Dr. Johnson also served as President of Sterling College, a small liberal arts college affiliated with the Presbyterian Church (USA), in Sterling, Kansas, from 1997 to August 2003, where his major accomplishments include development of strategic and business plans, initiation of the nation’s first undergraduate program in social entrepreneurship and the college’s selection as the first leadership college by Habitat for Humanity. He was Executive Director, Arizona Commission for Post Secondary Education from 1992 to 1997, a Faculty Associate at Arizona State University, where he taught doctoral-level courses from 1984 to 1997 and Interim Associate Director for Academic Programs, Arizona Board of Regents from 1991 to 1993. Dr. Johnson received a BS in History and Political Science from Morningside College, Sioux City, Iowa in 1973, a JD from Creighton University School of Law, Omaha, Nebraska in 1976, and a Ph.D. in Higher Education Administration — Law and Education Specialization from Arizona State University, Tempe, Arizona in 1984.	Independent Director

The Board of Directors recommends a vote FOR all of the nominees for director.

EXECUTIVE OFFICERS

      Certain information with respect to the current Executive Officers of the Company as of May 12, 2004 is set forth below:

Name	Age	Principal Occupation

Anthony W. Thompson	57	See disclosure in Proposal No. 1 above.
Richard T. Hutton Jr.	49	Richard T. Hutton, Jr. has served as our Interim Chief Financial Officer since April 2003. He has also served as the Chief Investment Officer of the Advisor, Triple Net Properties, LLC, since August 2003, overseeing all financial operations of the Advisor, and previously served as the Company’s Interim Chief Financial Officer. From April 1999 to August 2003, Mr. Hutton served as Senior Vice President — Real Estate Acquisitions and Vice President Property Management for the Advisor. In that position, Mr. Hutton oversaw the management of the real estate portfolios and property management staff of the Advisor and its affiliates. Mr. Hutton has over 15 years experience in real estate accounting, finance and property operations, including construction, development, acquisitions, dispositions, and management of shopping centers, industrial parks, office buildings and apartment complexes. Mr. Hutton’s previous experience includes serving as Controller for the TMP Group, a predecessor to the Advisor, from November 1997 to April 1999, and as Controller for Summit Commercial, a Highbridge Company that owned and acquired retail real estate from May 1996 to November 1997. Mr. Hutton also serves as the Interim Chief Executive Officer of T REIT, Inc. and the Advisor. Mr. Hutton has a BA in psychology from Claremont McKenna College and has been licensed as a Certified Public Accountant in California since 1984.

Name	Age	Principal Occupation

Jack R. Maurer	60	Jack R. Maurer has served as Executive Vice President of the Company since December 2001. He served as Chief Financial Officer of the Advisor, Triple Net Properties, LLC, from April 1998 through December 2001, when he became Financial Principal of NNN Capital Corp., the dealer manager. Mr. Maurer continues to serve as the Advisor’s Secretary and Treasurer. Mr. Maurer has over 29 years of real estate financial management experience, including Chief Financial Officer and Controller positions in residential and commercial development and the banking industry. From 1986 to April 1998, he was a General Partner and Chief Financial Officer of Wescon Properties, where he was involved in finance, accounting and forecasting. He also participated in the development and construction management process, including due diligence, design development, municipal processing, construction, marketing, property management and investor services. Mr. Maurer’s previous experience also includes experience with the national accounting firm of Kenneth Leventhal & Company, a leading provider of professional services to owners, developers, builders, operators and financers of real estate. Mr. Maurer received a BS from California State University at Northridge in 1973 and is a Registered Operations and Financial Principal with the NASD.
Talle A. Voorhies	57	Talle A. Voorhies has served as Vice President and Secretary of the Company since December 2001. She has served as Executive Vice President of the Advisor from April 1998 to December 2001, when she became Chief Operating Officer of the Advisor. Ms. Voorhies is President and Financial Principal of NNN Capital Corp., the dealer manager. From December 1987 to January 1999, Ms. Voorhies worked with the TMP Group, Inc., where she served as Chief Administrative Officer and Vice President of Broker/ Dealer Relations. She is responsible for communications with the broker dealer network, due diligence activities, marketing and compliance and investor services. Ms. Voorhies is a registered representative with the NASD.

MEETINGS OF THE BOARD OF DIRECTORS

AND INFORMATION ABOUT BOARD COMMITTEES

Board of Directors

      The Board of Directors held 12 meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2003. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he served as a director and the total number of meetings held by all committees of the Board on which he served during the periods in which he served.

Director Attendance at Annual Meetings

      Although the Company has no policy with regard to attendance by the members of the Board of Directors at the Company’s annual meeting of shareholders, it is customary for all members of the Board of Directors to attend to foster communication between shareholders and the Board. At the 2003 annual meeting of shareholders, all of the Company’s five incumbent directors were in attendance.

Contacting the Board of Directors

      Any shareholder who desires to contact members of the Board of Directors may do so by writing to: the Board of Directors, 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary. Communications received will be distributed by the Company’s Secretary to such member or members of the Board of Directors as deemed appropriate by the Company’s Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by the Secretary to the Audit Committee for review.

Committees of the Board of Directors

      The Company has three standing committees: the Audit Committee, the Acquisition Committee, and the Executive Compensation Committee. The Board of Directors may from, time to time, establish certain other committees to facilitate the management of the Company. Each committee is described in further detail below.

      The Company does not have a separate Nominating and Corporate Governance Committee as a result of the relatively small number of directors on the Board. Instead, the full Board of Directors performs functions similar to those which might otherwise normally be delegated to such a committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting policies with respect to conflicts of interest, monitoring the Company’s compliance with corporate governance requirements of state and federal law, establishing criteria for prospective members of the Board of Directors, conducting candidate searches and interviews, overseeing and evaluating the Board of Directors and Company management, evaluating from time to time the appropriate size and composition of the Board of Directors and recommending, as appropriate, increases, decreases and changes to the composition of the Board of Directors and formally proposing the slate of directors to be elected at each annual meeting of the Company’s shareholders.

      The Board of Directors will consider nominees for the Company’s Board of Directors recommended by shareholders. Notice of proposed shareholder nominations for director must be delivered not less than 120 days prior to any meeting at which directors are to be elected. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating shareholder is a beneficial or record owner of the Company’s common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations should be delivered to the Board of Directors at 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary.

      In considering possible candidates for election as a director, the Board of Directors is guided by the principle that each director should (i) be an individual of high character and integrity, (ii) be accomplished in his or her respective field, with superior credentials and recognition, (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management, (iv) have sufficient time available to devote to the affairs of the Company, (v) represent the long-term interests of the Company’s shareholders as a whole, and (vi) be selected such that the Board of Directors represents a diversity of background and experience.

      Qualified candidates for membership on the Board of Directors will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Board of Directors will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board, and recommend the slate of directors to be nominated for election at the annual meeting of shareholders. The Company does not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

      Audit Committee. The Audit Committee reviews the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s independent auditors and management and compliance by the Company with legal and regulatory requirements. The current members of the Audit Committee are W. Brand Inlow, D. Fleet Wallace and Gary T. Wescombe. Messrs. Inlow, Wallace and Wescombe are independent as defined by the National Association of Securities Dealers listing standards, Section 10A(m)(3) of the Securities Exchange Act of

1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”). Messrs. Inlow, Wallace and Wescombe will continue to serve on the Audit Committee if elected to the Board of Directors at the Annual Meeting.

      The Audit Committee operates under a written charter that was amended by the Board of Directors in May 2003 upon the recommendation of the Audit Committee.

      The Audit Committee held four meetings during the fiscal year ended December 31, 2003. Subsequent to the 2003 year end, the Audit Committee reviewed and discussed the 2003 year-end audited financial statements with the Company’s management, and discussed with Deloitte & Touche LLP, the Company’s independent auditors for fiscal year 2003, the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independent Standards Board Standard No. 1, and discussed the accountants’ independence with Deloitte & Touche LLP. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the 2003 year-end financial statements be included in the Company’s Annual Report on Form 10-K filed with the SEC on April 14, 2004.

      Acquisition Committee. Each of the Company’s acquisitions must be approved by the Acquisition Committee, a majority of whom are independent directors, or a majority of the Company’s Board of Directors, including a majority of the independent directors, as being fair and reasonable to the Company and consistent with the Company’s investment objectives. Currently, the Company’s Acquisition Committee is comprised of all members of the Company’s Board of Directors. Triple Net Properties, LLC, the Advisor, recommends suitable properties for consideration by the Acquisition Committee from time to time. If the members of the Acquisition Committee approve a given acquisition, then the Advisor will be directed to acquire the property on the Company’s behalf, if such acquisition can be completed on terms approved by the committee. Properties may be acquired from the Advisor or its affiliates or the Company’s officers and directors, provided that any interested or affiliated directors will not vote on such an acquisition. During the fiscal year ended December 31, 2003, the Acquisition Committee met separately three times in addition to discussing acquisition matters as part of the monthly meetings held by the Board of Directors. Messrs. Thompson, Wescombe, Johnson, Wallace and Inlow will continue to serve on the Acquisition Committee if elected to the Board of Directors at the Annual Meeting.

      Executive Compensation Committee. The Executive Compensation Committee establishes and implements compensation policies, including incentive compensation and benefit plans, except for those actions which require approval by the full Board of Directors under the Company’s governing documents. The Executive Compensation Committee did not meet during the fiscal year ended December 31, 2003. Messrs. Wallace, Inlow and Thompson currently serve on the Executive Compensation Committee and will continue to serve on the Executive Compensation Committee if elected to the Board of Directors at the Annual Meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

      The Company currently pays each independent and outside director $1,000 for attending (in person or by telephone) each meeting of the Board of Directors or a committee thereof; provided that such payment is limited to a total amount of $12,000 for each fiscal year. Officers of the Company who served as directors in 2003 (Mr. Thompson) were not paid fees for serving as directors. Effective June 29, 2004, we intend to pay each non-employee director an annual retainer of $15,000. In addition, we will pay each non-employee director for attending board and committee meetings as follows:

•	$1,000 per regular monthly board meeting, in person or by telephone.

•	$500 per committee meeting, in person or by telephone, unless the committee meeting immediately follows a regularly scheduled monthly board meeting.

•	An additional $500 per committee meeting to the committee chairperson for each meeting attended in person or by telephone.

Independent Director Stock Option Plan

      On July 22, 2002, the Company adopted the independent director stock option plan. Only outside and independent directors are eligible to participate in the independent director stock option plan. The Company has authorized and reserved a total of 100,000 shares of common stock for issuance under the independent director stock option plan.

      The independent director stock option plan provides for the grant of initial and subsequent options. Initial options are non-qualified stock options to purchase 5,000 shares of common stock at the applicable option exercise price described below granted to each independent director and each outside director as of the date such individual becomes an independent or outside director. Subsequent options to purchase 5,000 shares of common stock at the applicable option exercise price may be granted on the date of each annual shareholders’ meeting to each independent and outside director so long as the individual is still in office. As of May 12, 2004, the Company has granted options to purchase an aggregate of 80,000 shares at a weighted average exercise price of $9.025 per share to the independent and outside directors. The plan was approved at the Company’s annual shareholder meeting on June 28, 2003.

Officer and Employee Stock Option Plan

      On July 22, 2002, the Company adopted the officer and employee stock option plan. All of the Company’s officers and employees are eligible to participate in the officer and employee stock option plan.

      The Company has authorized and reserved a total of 400,000 shares of common stock for issuance under the officer and employee stock option plan. The Board of Directors, acting on the recommendation of the compensation committee, has discretion to grant options to officers and employees effective as of each annual meeting of the Company’s shareholders. As of May 12, 2004, the Company has granted options to purchase an aggregate of 365,000 shares at a weighted average exercise price of $9.01 per share to officers of the Company. The plan was approved at the Company’s annual shareholder meeting on June 28, 2003.

Characteristics of Both Stock Option Plans

      Exercise Price: The Company will determine the option price, meaning the purchase price of its common stock under the options, as follows:

•	The option price under each option granted on or before the commencement of the Company’s initial public offering was the price per share in that offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee.

•	The option price under each option granted during the initial and second securities offering is the greater of the price per share in the respective offering less the dealer manager’s selling commission and marketing support and due diligence reimbursement fee and the fair market value of the Company’s common stock as of the date of grant.

•	The option price under each option granted after the completion of the second securities offering will be the fair market value of the Company’s common stock as of the date of grant.

      The Company will not grant options under either plan with exercise prices less than the fair market value for the shares covered by such options as of the date of the grant or in consideration for services rendered to the Company that in the judgment of the independent directors has a fair market value less than the value of such options as of the date of the grant.

      Unless the Company’s shares are then traded on a national securities exchange or trading system, the fair market value of shares of Company common stock will be a price determined by the Company’s Board of Directors in good faith. In determining the fair market value of Company stock, the directors will consider several factors, including the price per share at which the Company’s shares are then being sold to the public, the price per share of common stock of comparable companies, the Company’s earnings and the value of the Company’s assets. If the Company’s common stock is traded on a national securities exchange or quotation system, the fair market value will be the average of the last sales price or the average of the last bid and asked prices for the five trading days immediately preceding the date of determination.

      Vesting: Both of the Company’s stock option plans provide that persons holding options can exercise them as follows:

•	Options granted on or before the commencement of the Company’s initial public offering are exercisable for one-third of the shares subject to the option on the date of grant, and will become exercisable for an additional one-third of such shares on each of the first and second anniversaries of the date of grant.

•	Options granted after the commencement of the Company’s initial public offering will become exercisable in whole or in part on the second anniversary of the date of grant.

•	If an option holder dies or becomes disabled while an officer or director, his options will be exercisable for one year after death or the disabling event.

•	Both of the Company’s stock option plans provide that if the vesting of any stock option would cause the aggregate of all vested stock options owned by the Company’s Advisor, the Company’s dealer manager, their affiliates and the Company’s officers and directors to exceed ten percent of the total outstanding shares of the Company’s common stock, then such vesting will be delayed until the first date on which the vesting will not cause the Company to exceed this ten percent limit. If options under more than one grant will vest on the same day, and the vesting of all of such options would cause the Company to exceed its ten percent limit, then such options will vest pro rata according to the total number of options scheduled to vest.

•	If an option holder ceases to serve the Company in his or her capacity for any reason except death or disability, his or her options will be exercisable only for three months after the last date of service to the Company.

•	No option granted under either stock option plan may be exercised after the tenth anniversary of the date of grant.

•	The option price for the options can be paid in cash or by surrender of common stock.

Notwithstanding any other provisions of either stock option plan to the contrary, the Company will not permit an option holder to exercise any option or options if the exercise thereof could jeopardize its status as a REIT under the federal income tax laws.

      Approval of Plans: Each of the stock option plans provides that options granted under the plan are not exercisable unless the plan is approved by a majority of the Company’s shareholders. Each plan was approved at the Company’s annual shareholder meeting on June 28, 2003.

      Transferability: An option holder may not sell, pledge, assign or transfer any option in any manner otherwise than by will or the laws of descent or distribution.

      Change of Control or Dissolution: If a transaction, such as a reorganization or merger in which the Company is the surviving entity, or a combination, recapitalization, reclassification, stock split, stock dividend or stock consolidation occurs causing the outstanding shares of Company common stock to be increased, decreased, changed into or exchanged for, a different number or kind of Company shares or securities, then the Company will make an appropriate adjustment in the number and kind of shares that may be issued in connection with the options. The Company also will make a corresponding adjustment to the option exercise price with respect to options granted prior to any such change.

      Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or upon sale of all or substantially all of the Company’s property, both stock option plans will terminate and any outstanding options will terminate and be forfeited. Notwithstanding the foregoing, the Company’s Board of Directors may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives, separately or in combinations:

•	the assumption by the successor corporation of the options already granted or the substitution by such corporation for such options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and option prices;

•	the continuation of either stock option plan by such successor corporation in which event such stock option plan and the options will continue in the manner and under the terms so provided; or

•	the payment in cash or shares in lieu of and in complete satisfaction of such options.

      Taxation: All options granted under both stock option plans are intended to be “non-qualified options,” meaning that they are options not intended to qualify as incentive stock options under the federal income tax laws. For federal income tax purposes, an option recipient will not recognize ordinary income at the time an initial option or subsequent option is granted. The exercise of an option is a taxable event that will require an option holder to recognize, as ordinary income, the difference between the common stock’s fair market value and the option price.

      The Company will be entitled to a federal income tax deduction on account of the exercise of an option equal to the ordinary income recognized by an option holder.

TABLE OF EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Company’s equity compensation plans as of December 31, 2003.

Number of Securities
	to be Issued Upon	Weighted Average
	Exercise of	Exercise Price of	Number of Securities
	Outstanding Options,	Outstanding Options,	Remaining Available
Plan Category	Warrants and Rights	Warrants and Rights	for Future Issuance

Equity compensation plans approved by security holders(1)	130,000	$9.05	370,000
Equity compensation plans not approved by security holders	—		—

Total	130,000		370,000

(1)	Each of the independent director and officer/employee stock option plans was approved at the Company’s annual shareholder meeting held on June 28, 2003.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

      The Company’s executive officers are all employees of Triple Net Properties, LLC, the Advisor to the Company, and/or its affiliates. The Company does not pay any of its executive officers cash compensation for serving in their respective positions. The Company’s executive officers qualify for the Company’s officer and employee stock option plan.

Option/SAR Grants in Last Fiscal Year

      No option grants were made to executive officers in the last fiscal year ended December 31, 2003.

Option Exercises and Fiscal Year-End Values

      The following table sets forth certain information with respect to each named executive officer concerning the exercise of options during the fiscal year ended December 31, 2003, as well as unexercised options held as of the end of such fiscal year.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

			(d)	(e)
	(b)		Number of Securities	Value of Unexercised
	Shares	(c)	Underlying Unexercised	In-the-Money
(a)	Acquired on	Value	Options/SARs at FY-End	Options/SARs at FY-End($)
Name	Exercise($)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Anthony Thompson	—	—	0/45,000	0/$	43,989

Compensation Committee Interlocks and Insider Participation

      During 2003, the following directors served on the Company’s Executive Compensation Committee: Messrs. Thompson, Inlow and Wallace. Mr. Thompson also served as Chief Executive Officer and President.

Board Compensation Committee Report on Executive Compensation

      The Executive Compensation Committee may recommend awards of stock options to officers and other employees under the Company’s officer and employee stock option plan.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows, as of May 12, 2004, the number and percentage of shares of the Company’s common stock beneficially owned by (i) any person who is known by the Company to be the beneficial owner of 5% or more of the outstanding shares of the Company’s common stock, (ii) the CEO and each of the Company’s four most highly compensated executive officers if such officer’s salary and bonus for 2003 exceeded $100,000, (iii) each director and (iv) all directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all the Company’s common stock shown as beneficially owned by such person. Unless otherwise indicated, the address of each named person is c/o G REIT, Inc., 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705.

Number of Shares
	of Common Stock	Percent
Name	Beneficially Owned(1)	of Class

Anthony W. Thompson, Chairman, Chief Executive Officer and President	29,122 (2)	*	%
Gary T. Wescombe, Director	—	*
Edward A. Johnson, Director	—	*
D. Fleet Wallace, Director	—	*
W. Brand Inlow, Director	—	*
All Named Executive Officers and Directors as a Group (5 persons)	29,122	*	%

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	These amounts include shares issuable upon exercise of options granted to each individual under the Company’s independent director stock option plan or the Company’s officer and employee stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

(2)	Includes 6,135 shares owned by AWT Family LP, a limited partnership controlled by Mr. Thompson and 22,987 shares owned by Triple Net Properties, LLC. Mr. Thompson is the President and approximately 35% owner of Triple Net Properties, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the review of the copies of such forms received, or written representations received from certain reporting persons, the Company believes that all of its officers and directors have complied with all applicable filing requirements under Section 16(a) during fiscal year 2003. The Company did not have any shareholders owning more than ten percent of its common stock during fiscal year 2003.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Triple Net Properties, LLC, the Company’s Advisor , is primarily responsible for managing the Company’s day-to-day business affairs and assets and carrying out the Board of Director’s directives. Several of the Company’s officers and directors serve in that same capacity for the Advisor. Anthony W. Thompson, our chief executive officer, president and chairman, is the chief executive officer and president of the Advisor and owns approximately 35% of the equity interest in the Advisor. The Advisor is a Virginia limited liability company that was formed in April of 1998 to advise syndicated real estate investment trusts, real estate limited partnerships, limited liability companies and other entities with respect to the acquisition, management and disposition of real estate assets. The Advisor has engaged Triple Net Properties Realty, Inc. (“Realty”), which is solely owned by Mr. Thompson, to provide a number of services in connection with the Company’s properties. As of December 31, 2003, the Advisor advised more than 70 entities that invest or have invested in properties located in California, Colorado, Delaware, Florida, Hawaii, Kansas, Nebraska, Nevada, North Dakota, South Dakota, Texas, Tennessee and Washington.

      In July 2002, prior to the commencement of the Company’s initial public offering, the Advisor purchased 22,100 shares of Company common stock at a price of $9.05 per share for approximately $200,005 in cash. The Advisor purchased those shares for cash and may not sell such shares for as long as it serves as the advisor to the Company; however, the Advisor may transfer all or a portion of such shares to affiliates.

      The Advisor provides services, including advisory services, real estate acquisition and disposition services, asset management services and administrative services, to the Company under the terms of an Advisory Agreement and is compensated for these services through a series of fees pursuant to the Advisory Agreement. The Advisory Agreement has a one-year term expiring July 22, 2004 and is subject to an unlimited number of successive one-year renewals upon mutual consent of the parties, including a majority of the Company’s independent directors.

      The following fees were paid to the Advisor and its affiliates for the year ended December 31, 2003:

      Real Estate Commission and Acquisition Fees: Realty earns sales commissions and acquisition fees from acquisitions and dispositions of the Company’s properties. For the year ended December 31, 2003, Realty was paid approximately $6,067,000 for real estate commissions and acquisition fees in connection with the Company’s acquisition of properties. There were no dispositions of the Company’s properties.

      Property Management Fees: The Company pays Realty property management fees equal to 5% of the gross income of each property managed by Realty. However, a portion of the management fee may be re-allowed to a third party. These fees are paid monthly. For the year ended December 31, 2003, the Company paid approximately $457,000 for property management fees.

      Incentive Distributions: The Advisor owns 100 non-voting incentive performance units in G REIT, L.P., the Company’s operating partnership and is entitled to incentive distributions of operating cash flow after the Company’s shareholders have received an 8.0% return on their invested capital. No incentive distributions were made to the Advisor during the year ended December 31, 2003.

      In addition, the Advisor bears substantially all of the Company’s organization and offering costs other than payment of selling commissions and market and due diligence expenses, subject to the cap described below. The Advisor is reimbursed for up to 2.0% of our gross offering proceeds for organization and offering costs it incurs on behalf of the Company. The dealer manager of the Company’s offering, NNN Capital Corp. (the “Dealer Manager”), which is solely owned by Mr. Thompson, is entitled to receive selling commissions of 7.5% of the aggregate gross offering proceeds of the initial offering. The Dealer Manager re-allows 100% of commissions earned to participating broker dealers. The Dealer Manager also is paid a marketing and due diligence expense reimbursement fee of 2.0% of the aggregate gross offering proceeds of the initial offering of which 1.0% may be re-allowed to participating broker dealers. For the year ended December 31, 2003, the Company paid the Advisor and the Dealer Manager approximately $15,300,000 for reimbursements of organization and offering expenses and payment of commissions and the marketing and due diligence expense reimbursement fee in accordance with the limitations described above.

PROPOSAL NO. 2

APPROVAL OF THE 2004 INCENTIVE AWARD PLAN OF G REIT, INC.

General

      Company shareholders are being asked to approve the 2004 Incentive Award Plan of G REIT, Inc. (the “2004 Plan”). Effective May 10, 2004, the Board of Directors approved and adopted the 2004 Plan, subject to approval by the Company’s shareholders. The 2004 Plan provides for an aggregate of six million (6,000,000) shares that may be issued under the 2004 Plan.

      The 2004 Plan will provide for equity awards to Company employees, directors and consultants. Only 55,000 shares remain available for grant under the Company’s independent director stock option plan and officer and employee stock option plan as of May 12, 2004. The Company’s Board of Directors has determined that it is advisable to continue to provide equity-based incentive awards to Company employees, directors and consultants, thereby continuing to align the interests of such individuals with those of Company shareholders, and that awards under the 2004 Plan are an effective means of providing such incentive compensation.

      The 2004 Plan authorizes the grant to Company employees of options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2004 Plan also authorizes the grant of awards to Company employees, consultants, and non-employee directors consisting of nonqualified stock options, restricted stock, stock appreciation rights (“SARs”) and other awards, including cash bonuses.

Vote Required; Board Recommendation

      A majority of all the votes cast at the Annual Meeting, assuming a quorum is present, will be sufficient to approve the 2004 Plan. Accordingly, withheld votes as to the approval of the 2004 Plan will not affect the result of the vote. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the approval of the 2004 Plan. The Board of Directors recommends a vote FOR the approval of the 2004 Plan.

Summary of the 2004 Plan

      The following is a summary of the principal features of the 2004 Plan as it is currently proposed. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Plan and is qualified in its entirety by reference to the 2004 Plan itself, which is included as Appendix A to this Proxy Statement.

Securities Subject to the 2004 Plan

      The shares of stock subject to the 2004 Plan will be Company common stock. Under the terms of the 2004 Plan, the aggregate number of shares of Company common stock subject to options, stock purchase rights, SARs and other awards will be no more than six million (6,000,000) shares. The Board of Directors or a committee of the Board of Directors appointed to administer the 2004 Plan (the “Administrator”) will have the authority in its discretion to appropriately adjust:

•	the aggregate number of shares of Company common stock subject to the 2004 Plan;

•	the number and kind of shares of Company common stock subject to outstanding awards under the 2004 Plan; and

•	the price per share of outstanding options, stock purchase rights, SARs and other awards;

if there is any stock dividend, distribution, stock split, reverse stock split, recapitalization, or other subdivision, combination, exchange or reclassification of shares of Company common stock or reorganization, merger, consolidation, split-up, spin-off, liquidation, dissolution, asset sale or other similar corporate transaction.

      Shares subject to expired or canceled options will be available for future grant or sale under the 2004 Plan. In addition, shares which are delivered or surrendered to the Company or withheld by the Company upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 2004 Plan. Shares subject to awards which are adjusted and become exercisable with respect to shares of stock of another corporation will be considered cancelled for this purpose and may again be optioned, granted or awarded under the 2004 Plan. No shares may be optioned, granted or awarded under the 2004 Plan, however, if such action would cause an incentive stock option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

Awards Under the 2004 Plan

      The 2004 Plan provides that the Administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

      Nonqualified Stock Options (“NQSOs”) will provide for the right to purchase Company common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value on the date of grant), and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date. The exercisability of the installments of a NQSO may be subject to the satisfaction of individual or Company performance criteria established by the Administrator. NQSOs may be granted for any term specified by the Administrator.

      Incentive Stock Options (“ISOs”) will be designed to comply with the provisions of Section 422 of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs generally must have an exercise price of not less than the fair market value of a share of Company common stock on the date of grant, may only be granted to employees and must expire within ten years from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of the Company’s classes of stock, the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Company common stock on the date of grant and the ISO must expire within five years from the date of grant.

      Restricted Stock may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the vesting conditions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred and will be held in escrow, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and may receive dividends prior to the time when the restrictions lapse. Also, dividends on restricted stock may be subject to vesting conditions and restrictions.

      Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

      Stock Appreciation Rights may be granted in connection with stock options, or separately. SARs granted by the Administrator in connection with stock options typically will provide for payments to the holder based upon increases in the price of Company common stock over the exercise price of the related option, but alternatively may be based upon an exercise price determined by the Administrator. Except as required by Section 162(m) of the Code with respect to any SAR intended to qualify as performance-

based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2004 Plan on the exercise prices of SARs, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in Company common stock or in a combination of both.

      Dividend Equivalents represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

      Performance Awards may be granted by the Administrator to employees or consultants based upon, among other things, the achievement of performance goals. Generally, these awards will be based upon specific performance criteria and may be paid in cash or in Company common stock or in a combination of both. Performance Awards to consultants and employees may also include bonuses granted by the Administrator, which may be payable in cash or in Company common stock or in a combination of both.

      Stock Payments may be authorized by the Administrator in the form of shares of Company common stock or an option or other right to purchase Company common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant. Stock payments may be based on the achievement of performance goals.

      The Administrator may designate employees as “Section 162(m) Participants,” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Administrator may grant to Section 162(m) Participants options, restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the achievement of performance goals for the Company, or any subsidiary, division or operating unit of the Company related to one or more of the following performance criteria:

•	net income;

•	pre-tax income;

•	operating income;

•	cash flow;

•	earnings per share;

•	earnings before interest, taxes, depreciation and/or amortization;

•	return on equity;

•	return on invested capital or assets;

•	funds from operations;

•	cost reductions or savings; or

•	appreciation in the fair market value of a share of Company common stock.

      The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2004 Plan to any individual in any calendar year may not exceed one million (1,000,000) shares. In addition, the maximum amount of cash that may be paid as a cash bonus to any individual in any calendar year is two million dollars ($2,000,000).

Grant and Terms of Options

      The Administrator will have the authority under the 2004 Plan to determine:

•	the number of shares subject to option grants to employees, consultants and directors;

•	whether the option grants are ISOs or NQSOs; and

•	the terms and conditions of the option grants.

      The Administrator may not grant an ISO under the 2004 Plan to any person who owns more than 10% of the total combined voting power of all classes of Company stock or a majority-owned subsidiary corporation of the Company (a “10% Owner”) unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only Company employees and employees of a majority-owned subsidiary corporation may be granted ISOs under the 2004 Plan. Company employees, consultants, and directors and employees and consultants of a majority-owned subsidiary corporation may receive NQSOs under the 2004 Plan. Each option will be evidenced by a written option agreement.

      The exercise price for the shares of Company common stock, subject to each option, will be specified in each option agreement. The Administrator shall set the exercise price at the time the option is granted and may not be less than the fair market value of the shares of Company common stock subject to such option on the date the option is granted. In certain instances, the exercise price is also subject to additional rules as follows:

•	In the case of options intended to qualify as performance-based compensation, or as ISOs, the exercise price generally may not be less than the fair market value of the shares of Company common stock subject to such option on the date the option is granted.

•	In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of the shares of Company common stock subject to such option on the date the option is granted.

•	In the case of NQSOs granted to a non-employee director, the exercise price will be equal to the fair market value for the shares of Company common stock subject to such option on the date the option is granted.

      For purposes of the 2004 Plan, the fair market value of a share of Company common stock as of a given date will be (a) the closing price of a share of Company common stock on the principal exchange on which shares of Company common stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Company common stock is not traded on an exchange but is quoted on The Nasdaq Stock Market or a successor quotation system, the mean between the closing representative bid and asked prices of a share of Company common stock on The Nasdaq Stock Market or the successor quotation system on which shares of Company common stock are then trading, if any, on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (c) if Company common stock is not publicly traded on an exchange and not quoted on The Nasdaq Stock Market or a successor quotation system, the fair market value of a share of Company common stock as established by the Administrator acting in good faith.

Term of Options

      For options granted to Company employees and consultants, the term of an option will be set by the Administrator. In the case of an ISO, the term of the option may not be longer than ten years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Generally, an option granted to an employee or consultant may only be exercised while such person remains a Company employee or consultant, or an employee or consultant of a majority-owned subsidiary, or during a period specified by the Administrator, in the written option agreement subsequent to the termination of employment or the consulting relationship.

      Options granted to Company non-employee directors will have a term set by the Administrator, which shall be no longer than ten years from the date on which the option is granted. Except as limited under Section 422 of the Code, the Administrator may extend the term of any outstanding option in connection with any termination of employment, consultancy or directorship or may amend the terms of such option relating to termination.

Vesting of Options

      An option is exercisable when it vests.

      For options granted to Company employees, consultants and non-employee directors and employees and consultants of a majority-owned subsidiary of the Company, each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the Administrator may accelerate the period during which such option vests. No portion of an option which is unexercisable at an optionee’s termination of employment, termination of consultancy or termination of directorship, as applicable, will subsequently become exercisable, except as may be otherwise provided by the Administrator either in the agreement relating to the stock option or by action following the grant of the option.

Exercise of Options

      An option may be exercised for any vested portion of the shares subject to the option until the option terminates or expires. Only whole shares of Company common stock may be purchased. An option may be exercised by delivering to the Company Secretary a written notice of exercise on a form provided by the Company, together with full cash payment for the shares in the form of cash or a check payable to the Company in the amount of the aggregate option exercise price. However, the Administrator may in its discretion and subject to applicable laws:

•	allow payment through the delivery of a notice that the optionee allow a delay in payment up to 30 days from the date an option is exercised;

•	allow payment through the delivery of shares of Company common stock which have been owned by the optionee for at least six months;

•	subject to certain timing requirements, allow payment through the surrender of shares of Company common stock which otherwise would be issuable on exercise of the option;

•	allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

•	allow payment by delivery of a full recourse promissory note to the Company in a form and with terms prescribed by the Administrator;

•	allow payment by placing a market sell order with a broker with respect to shares of Company common stock then issuable on exercise of the option, directing the broker to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; or

•	allow payment through any combination of the foregoing.

However, no option may be exercised by any payment method described above if such payment method would constitute a loan or extension of credit prohibited by law.

Automatic Grants of Restricted Stock to Non-Employee Directors

      Each of the Company’s non-employee directors will receive an automatic grant of 5,000 shares of restricted stock on the date of the Annual Meeting and an automatic grant of 5,000 shares of restricted stock at each annual meeting of Company shareholders thereafter provided that such director has continuously served as a non-employee director through the date of grant. Each person who thereafter is elected or appointed as a non-employee director will receive an automatic grant of 5,000 shares of restricted stock on the date such person is first elected as an non-employee director and an automatic grant of 5,000 shares of restricted stock at each annual meeting of Company shareholders thereafter provided that such director has continuously served as a non-employee director through the date of grant. To the extent allowed by applicable law, the non-employee directors will not be required to pay any purchase price for these grants of restricted stock. The restricted stock will vest in equal annual installments over five years on each anniversary of the date of grant, provided that the non-employee is a director on the date of such anniversary.

      Pursuant to these arrangements, Messrs. W. Brand Inlow, D. Fleet Wallace, Gary T. Wescombe and Edward A. Johnson, the Company’s current non-employee directors, will receive an aggregate of 20,000 shares of restricted stock in 2004. The value of the restricted stock to be granted is not determinable until the date of grant.

Eligibility

      Company employees, consultants and non-employee directors are eligible to receive awards under the 2004 Plan. Also, employees and consultants of a subsidiary corporation, in which the Company, directly or indirectly through other corporations, owns stock possessing 50% or more of the total combined voting power of all classes of stock, are eligible to receive awards under the 2004 Plan. The Administrator determines which of the Company’s employees, consultants and non-employee directors and employees and consultants of the Company’s majority-owned subsidiaries will be granted awards. No employee or consultant is entitled to participate in the 2004 Plan as a matter of right. Only those employees and consultants who are selected to receive grants by the Administrator may participate in the 2004 Plan. Non-employee directors are also eligible to receive option grants and receive automatic grants of restricted stock under the 2004 Plan.

Administration of the 2004 Plan

      All decisions, determinations and interpretations of the Administrator will be final and binding on all holders. The Administrator has the power to:

•	construe and interpret the terms of the 2004 Plan and awards granted pursuant to the 2004 Plan;

•	adopt rules for the administration, interpretation and application of the 2004 Plan that are consistent with the 2004 Plan; and

•	interpret, amend or revoke any of the newly adopted rules of the 2004 Plan.

Awards Not Transferable

      Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the Administrator’s consent and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees to whom they have been transferred pursuant to court order with the Administrator’s consent.

      However, a non-employee director who has been granted options under the 2004 Plan may transfer such options to certain permitted transferees, provided that a permitted transferee may not sell, pledge, transfer or dispose of the transferred option in any manner other than pursuant to certain court orders with the Administrator’s consent and by will or by the laws of descent and distribution and provided that the transferee comply with certain procedural and administrative requirements.

Amendment and Termination of the 2004 Plan

      The Board of Directors may not, without shareholder approval given within 12 months of the Board’s action, amend the 2004 Plan to increase the number of shares of Company stock that may be issued under the 2004 Plan.

      The Board of Directors may terminate the 2004 Plan at any time. The 2004 Plan will be in effect until terminated by the Board of Directors. However, in no event may any award be granted under the 2004 Plan after May 10, 2014. Except as indicated above, the Board of Directors may also modify the 2004 Plan from time to time. No termination or modification of the 2004 Plan may impair a Holder’s rights under any award (without the Holder’s consent), unless otherwise provided under the award.

Federal Income Tax Consequences Associated with the 2004 Plan

      The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options

      If an optionee is granted NQSOs under the 2004 Plan, the optionee will not recognize taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on the transfer of the shares of stock upon the exercise of NQSOs, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, both in an amount equal to the fair market value of the Company common stock on the date of the transfer, less the option exercise price. The optionee’s basis for the common stock for purposes of determining gain or loss on subsequent sale or other disposition of such shares generally will be the fair market value of the Company common stock on the date of the transfer of the shares to the optionee upon the exercise of the option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options

      There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares of stock at the time of the transfer of the shares of stock upon the exercise of the ISO exceeds the option exercise price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee sells or disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the shares of Company common stock are sold or otherwise disposed of before the end of the one-year or two-year period specified above (a disqualifying disposition), the optionee generally will recognize ordinary income equal to the fair market value of the shares on the date of the transfer of the shares of stock upon the exercise of the option, less the exercise price, and the Company will be entitled to a deduction to the extent the optionee recognizes ordinary income. However, if the optionee sells or disposes the shares at a loss in a disqualifying disposition, the optionee’s ordinary income for regular federal income tax purposes(and the Company’s deduction) generally will not exceed the amount realized on the sale or disposition, less the option exercise price.

      An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, recognized by the optionee.

Stock Appreciation Rights

      No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock

      An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income, and the Company generally will be entitled to a deduction, for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor, and the Company will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income, and the Company generally will be entitled to a deduction, for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

Dividend Equivalents

      A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Performance Awards

      A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Company common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments

      A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code

      In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, shareholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the 2004 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2004 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above and satisfy the other requirements for qualified performance-based compensation.

      The 2004 Plan is designed in such a manner as to permit the Executive Compensation Committee to determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder and determine whether the remuneration attributable to such awards will be treated as qualified performance-based compensation that is exempt from the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

      The Company’s Board of Directors recommends that shareholders vote FOR approval of the 2004 Incentive Award Plan.

PROPOSAL NO. 3

REINCORPORATION FROM VIRGINIA TO MARYLAND

      The Company’s Board of Directors has unanimously approved the proposal to reincorporate from Virginia to Maryland and, for the reasons discussed below, believes that changing the Company’s state of incorporation to Maryland is in the best interests of the Company and its shareholders. The effect of the reincorporation will be to change the law applicable to the Company’s corporate affairs from Virginia law to Maryland law. Following the reincorporation:

•	The Company’s corporate name will continue to be G REIT, Inc.

•	The Company’s corporate office will continue to be located in Santa Ana, California. The Company will not establish any offices (other than a nominal office as required by Maryland law) or operations in Maryland as a result of the reincorporation.

•	The Company’s business, directors and management will continue to be the same as immediately before the reincorporation.

•	The Company’s fiscal year, assets, liabilities and dividend policies will be the same as immediately before the reincorporation.

      The Board of Directors believes that the Maryland General Corporation Law (the “MGCL”) is conducive to the operation of REITs, as evidenced by the large number of REITs incorporated or formed in Maryland. Maryland is well known as the state of incorporation for over 65% of all REITs that are members of the National Association of Real Estate Investment Trusts, or NAREIT. The Maryland legislature has shown itself to be responsive over the years to the needs of REITs. As a result, many REITs have adopted similar provisions in their charters and bylaws, which has led to increasingly common patterns of corporate governance. As a result, directors and management of REITs formed under Maryland law have greater certainty and predictability in managing the business and affairs of their companies. In addition, Maryland has no corporate franchise tax.

      Of critical importance to REITs is maintenance of their federal income tax status. Fundamental to maintaining these tax benefits is a REIT’s power to prevent a violation of the equity ownership provisions of the Internal Revenue Code. Maryland, unlike Virginia, has specifically authorized REITs formed as corporations to include in their charters restrictions on transferability and ownership of shares in order to maintain their favorable tax status or for any other purpose. This statute eliminates any doubt about the legality, under applicable state law, of the typical ownership and transfer restrictions in many REIT charters. Because the legality of restrictions on the transfer of stock is often the subject of doubt, the existence of this statute in the MGCL will be of substantial benefit to the Company and its shareholders.

      As a result of the above, the Company’s Board of Directors believes that being incorporated in Maryland and being governed by Maryland law, like the majority of REITs in the Company’s peer group, would be in the best interest of the Company.

What are the Benefits of the Reincorporation?

      The Company’s Board of Directors believes that the Company will benefit in several ways by changing its state of incorporation from Virginia to Maryland:

•	G REIT will be governed by the Maryland General Corporation Law, which contains provisions conducive to the operations of a REIT;

•	the fact that over 100 publicly owned REITs are currently organized under the laws of Maryland (including approximately 65% of REITs that are members of NAREIT) indicates the desirability of Maryland incorporation;

•	being governed by Maryland law will bring the Company’s governance more in line with that of other REITs; and

•	underwriters, analysts, rating agencies and other participants in the financial markets are accustomed to REITs being formed under Maryland law and that familiarity is expected to aid the Company in obtaining financing.

      According to information available to the Company’s Board of Directors, nearly half of all REITs are incorporated in Maryland, whereas less than five percent (including the Company) are incorporated in Virginia. Moreover, according to available information, nearly 65% of REITs that are members of NAREIT are incorporated in Maryland, whereas less than two percent of NAREIT members are incorporated in Virginia. With respect to G REIT’s peer group companies, as listed in the Morgan Stanley REIT Index, over 65% of the peer group REITs are incorporated in Maryland, whereas only one other REIT in the peer group is incorporated in Virginia.

What are the Disadvantages of the Reincorporation?

      While the Company’s Board of Directors believes the reincorporation is in the best interests of the Company and its shareholders, Virginia and Maryland law differ in certain respects. The rights of shareholders and the powers of management under Maryland and Virginia law are discussed in more detail below.

What are the Material United States Federal Income Tax Consequences of the Reincorporation?

      The following discussion sets forth the material United States federal income tax consequences of the reincorporation to holders of the Company common stock. This discussion is based upon the Internal Revenue Code, Treasury regulations and court and administrative rulings and decisions in effect on the date of this proxy statement. These laws may change, possibly retroactively, and any change could affect the validity of this discussion. This discussion does not address any tax consequences arising under the laws of any state, locality or foreign jurisdiction, which may be different from the United States federal income tax consequences described below. This discussion also does not address the tax consequences that may be relevant to you in light of your particular circumstances.

      The Company has not and will not seek any ruling from the Internal Revenue Service regarding any matters relating to the reincorporation. Subject to the qualifications and assumptions set forth in this discussion, the material United States federal income tax consequences of the reincorporation are as follows:

•	the reincorporation will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

•	neither the Company nor the Maryland corporation will recognize gain or loss;

•	you will not recognize gain or loss when you exchange your Company common stock solely for the Maryland corporation’s common stock;

•	the aggregate tax basis of the Maryland corporation common stock you receive will be the same as the aggregate tax basis of the Company common stock you surrender in the exchange;

•	the holding period of the Maryland corporation common stock you receive will include the holding period of shares of the Company common stock you surrender in the exchange; and

•	you must retain records and file with your United States federal income tax returns a statement setting forth facts relating to the reincorporation.

      Tax matters are very complicated, and the tax consequences of the reincorporation to you will depend upon your particular tax situation. We urge you to consult your own tax advisors regarding the specific tax consequences of the reincorporation, including tax return reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any proposed change in the tax laws.

Does Anything Change With Regard To My Investment in G REIT Stock?

      In effect, no. After the reincorporation, each outstanding share of stock of the Maryland corporation will entitle the holder thereof to voting rights (except as provided under Maryland law as discussed below), dividend rights and liquidation rights equivalent to the rights of holders of the Company’s stock prior to the reincorporation.

Will the Reincorporation Affect the Company’s Stock Option Plans (and Outstanding Stock Options)?

      If the reincorporation is approved and the merger is completed, the Maryland corporation will adopt the Company’s stock option plans and the Maryland corporation and the Company will take the actions necessary to provide that all rights of participants in the Company’s stock option plans prior to the merger will be substantially identical to their rights following the merger. A participant’s outstanding stock option will be adjusted under the applicable stock option plan to provide that the stock option is exercisable for shares of stock of the Maryland corporation following the completion of the merger, subject to the other terms and conditions of the stock option and the applicable stock option plan. The number of shares of stock, the per share exercise price and the other terms and conditions of the participant’s stock option will remain unchanged. Accordingly, the participant’s stock option, as adjusted, will be on substantially identical terms and conditions as those presently contained in the stock option and the Company’s stock option plans. A vote to approve the reincorporation and merger will also be deemed a vote to approve the adoption of the Company’s stock option plans by the Maryland corporation and the necessary amendments to the existing stock option plans and stock option agreements.

Will the Company’s Business Change After the Reincorporation?

      No, the reincorporation will not result in any change in the Company’s name, business, directors, management, fiscal year, assets or liabilities, dividend policies or the location of the Company’s principal executive and corporate offices.

How Will the Reincorporation be Accomplished?

      Following approval by the Company’s shareholders, the reincorporation will become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and the State Corporation Commission of the Commonwealth of

Virginia. The Company anticipates that this filing will be made as soon as possible after the Annual Meeting. At the effective time of the merger:

•	G REIT will be merged with and into its Maryland subsidiary, which will be the surviving corporation in the merger, and the name of the surviving Maryland corporation will be changed to G REIT, Inc.

•	G REIT will cease to exist as a Virginia corporation. As a Maryland corporation, the Company will be governed by Maryland law instead of Virginia law.

•	Following the merger, the Company will be governed by the Maryland charter and Maryland bylaws attached to this proxy statement as Appendix B and Appendix C, respectively.

•	All shares of the Company’s common stock will be converted into shares of common stock of the Maryland corporation.

•	Following the effective time of the merger, all share certificates representing shares of the Company’s common stock immediately prior to the merger will be deemed to represent a like number of shares of the Maryland corporation’s common stock without any action on the part of the holder.

•	All options, rights or warrants to purchase shares of the Company’s common stock immediately prior to the merger will thereafter entitle the holder to purchase a like number of shares of the Maryland corporation’s common stock on the same terms without any action on the part of the holder.

      The reincorporation is subject to conditions, including the affirmative vote of the holders of not less than a majority of the common stock outstanding and entitled to vote.

Why Will the Number of Authorized Shares of Common Stock Increase to 300,000,000 Shares?

      The Company’s articles of incorporation authorize the issuance of 50,000,000 shares of common stock, of which 43,700,382 shares are issued and outstanding as of May 12, 2004. The Maryland charter authorizes the issuance of 300,000,000 shares of common stock. The additional shares of common stock resulting from the increase in authorized capital will be available for issuance from time to time as may be required for various purposes, including the issuance of common stock in connection with public offerings, financing or acquisition opportunities and the issuance or reservation of common stock for long-term incentive programs. The Company’s Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the authorized common stock in connection with the reincorporation so that the Company can avoid the necessity, and related costs and delays, of either calling a special shareholders’ meeting or waiting for the regularly scheduled Annual Meeting of shareholders to increase the number of shares of authorized stock. The proposed change in the authorized stock is not intended to have any anti-takeover effect.

      Further details regarding the proposal to increase the authorized common stock of the Company are described below in Proposal No. 4.

Why Will the Number of Authorized Shares of Preferred Stock Increase to 50,000,000 Shares?

      The Company’s articles of incorporation authorize the issuance of 10,000,000 shares of preferred stock, of which no shares are issued and outstanding as of May 12, 2004. The Maryland charter authorizes the issuance of 50,000,000 shares of preferred stock. The additional shares of preferred stock resulting from the increase in authorized capital will be available for issuance from time to time as may be required for various purposes, including the issuance of preferred stock in connection with public offerings, financing or acquisition opportunities and the issuance or reservation of preferred stock for long-term incentive programs. The power to determine the voting powers, designations, preferences, limitations, restrictions and relative rights of each class of securities of preferred stock will be vested with the Company’s Board of Directors. The Company’s Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the authorized preferred stock in connection with the reincorporation so that the Company can avoid the necessity, and related costs and delays, of either calling a special shareholders’ meeting or waiting for the regularly scheduled Annual Meeting of shareholders to increase the number of shares of authorized stock. The proposed change in the authorized stock is not intended to have any anti-takeover effect.

      Further details regarding the proposal to increase the authorized common stock of the Company are described below in Proposal No. 4.

How Do the Rights of Shareholders and the Corporate Governance of the Company Compare Before and After the Reincorporation?

      G REIT is currently organized as a corporation under the laws of the Commonwealth of Virginia. As a Virginia corporation, G REIT is governed by:

•	the Virginia Stock Corporation Act, which the Company refers to as the “VSCA”;

•	the Company’s articles of incorporation; and

•	the Company’s bylaws.

      As a Maryland corporation, G REIT will be governed by:

•	the Maryland General Corporation Law, which the Company refers to as the “MGCL”;

•	the Maryland charter attached hereto as Appendix B, as further amended from time to time; and

•	the Maryland bylaws attached hereto as Appendix C, as further amended from time to time.

      The material differences between the applicable Virginia and Maryland law and among these various documents are summarized below. The comparison of rights of the shareholders of G REIT before and after the reincorporation below is not complete and is subject to and qualified in its entirety by reference to the VSCA, the MGCL, the Maryland charter and bylaws, and G REIT’s articles of incorporation and bylaws, copies of which may be obtained without charge from G REIT by writing to G REIT, Inc., 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705.

Capitalization

      Virginia. The Company’s articles of incorporation authorize a total of 60,000,000 shares of stock consisting of 50,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. As of May 12, 2004, 43,700,382 shares of the Company’s common stock were issued and outstanding. There is no outstanding preferred stock, and there will not be any immediately after the merger.

      Maryland. The Maryland charter authorizes a total of 350,000,000 shares of stock consisting of 300,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share. The Maryland charter is the same as the Company’s current Virginia articles of incorporation with respect to the terms of outstanding stock. Immediately following the merger, the Maryland corporation will have outstanding the same number of shares of common stock as the Virginia corporation had immediately prior to the merger.

Charter Amendments

      Virginia. Under the VSCA, the articles of incorporation may be amended if the amendment is approved by the board of directors and the affirmative vote of two-thirds of the outstanding stock of each class entitled to vote, except for certain amendments which do not require shareholder approval and provided the articles of incorporation do not require a different percentage. The directors may, unless the articles of incorporation provide otherwise, adopt an amendment to the articles of incorporation without shareholder action to, among other things: (1) change each issued and unissued but authorized share of an outstanding class into a greater number of shares if the corporation has only shares of that class outstanding, and (2) eliminate or change the par value of the shares of any class or series. In certain specified instances the VSCA entitles the holders of the outstanding shares of a class or series to vote as a separate class or series on a proposed amendment that would affect that class or series.

      The Company’s articles of incorporation require the affirmative vote of the holders of not less than a majority of the equity stock outstanding and entitled to vote thereon for approval of any amendment or restatement of the articles of incorporation or to approve a merger, share exchange, sale of all or substantially all of the Company’s assets or the dissolution of the Company.

      Maryland. The MGCL is similar to the VSCA with respect to amending the charter. The MGCL generally requires that a charter amendment be approved by the board and the affirmative vote of two-thirds of all the stockholder votes entitled to be cast on the matter, unless a greater or lesser proportion of votes (but not less than a majority of all votes entitled to be cast) is specified in the charter. A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board and without action by the stockholders, may amend the charter to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class that the corporation has authority to issue.

      The Maryland charter generally provides that an amendment to the charter will be valid and effective if authorized by the affirmative vote of a majority of all votes entitled to be cast on the matter. However, the Board of Directors, with the approval of a majority of the Board and without any action of the stockholders, may amend the charter to change the name of the Company, the name or other designation or par value of any class or series of stock, and the aggregate par value of the Company’s stock. In addition, the Maryland charter provides that a majority of the board, without any action of the stockholders, may amend the charter to (1) change the aggregate number of shares of the Company’s stock or (2) change the number of shares of any class or series that the Company has authority to issue.

Amendment to Bylaws

      Virginia. Under the VSCA, an amendment to the bylaws may generally be adopted by the board of directors without shareholder approval except for quorum and voting requirements binding on the corporation’s board and unless such power has been reserved by the shareholders. However, even if the power is not reserved by the shareholders, the shareholders may not be divested of their right to adopt, amend and repeal the bylaws.

      The Company’s bylaws require the affirmative vote of a majority of the number of directors in office for approval of any amendment or restatement of the bylaws. However, the shareholders have the power to rescind, amend, alter or repeal any bylaws and to enact bylaws which, if expressly so provided, may not be amended, altered or repealed by the Board of Directors.

      Maryland. Under Maryland law, an amendment to the bylaws requires the approval of the stockholders, unless the charter or bylaws confers the power to amend upon the board of directors. The Maryland charter confers the exclusive right to amend the bylaws upon the Board of Directors.

Shareholder Action by Written Consent

      Under both the VSCA and the MGCL, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting only if all shareholders entitled to vote on the matter execute a written consent setting forth the action. For publicly traded corporations, shareholder action without a meeting is not practicable for either Virginia or Maryland corporations. Accordingly, while the Company’s current articles of incorporation permit shareholder action by written consent, the Maryland charter does not.

Special Shareholder Meetings

      Virginia. Under the VSCA, the Chairman of the Board, the President, the board of directors or any other person authorized to do so in the articles or bylaws may call a special meeting of the shareholders. Further, unless otherwise provided in the bylaws, or, in certain circumstances, unless determined by the shareholders calling a special meeting, the board of directors has the sole power to fix (1) the record date for determining which shareholders shall be entitled to request a special meeting of the shareholders, and (2) the record date for determining which shareholders are entitled to receive notice of and to vote at the special meeting; provided that the record date must be a date not more than seventy days prior to the meeting. The board also has the exclusive power to set the date, time, and, unless otherwise provided in the bylaws, the location of the special meeting.

      The VSCA does not expressly provide for the rights of shareholders to call a special meeting in corporations with more than 35 shareholders. Consequently, the rights of the Company’s shareholders to call a special meeting are limited to those rights set forth in the Company’s organizational documents. The Company’s bylaws provide that meetings of the shareholders shall be held whenever called by the Chairman of the Board, the Vice-Chairman of the Board, the President, a majority of the directors or shareholders together holding at least ten percent of the number of outstanding shares of stock entitled to vote. Notice of such meetings may not be given less than ten days nor more than 60 days in advance of the meeting and the record date must be a date not more than ninety days prior to the meeting or requested shareholder action.

      Maryland. Under the MGCL, the Board, the President and any other person specified in the charter or bylaws may call a special meeting. However, unlike the VSCA, the MGCL contains a statute expressly governing the rights of stockholders to call a special meeting for corporations such as G REIT. The Maryland bylaws provide that special meetings may be called by the Chairman of the Board, the Vice-Chairman of the Board, the President, a majority of the Board of Directors or, upon written request, stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

Restrictions on Ownership and Transfer of Stock

      Virginia. The VSCA allows restriction on the transfer of shares: (1) to maintain the corporation’s status when it is dependent on the number or identity of its shareholders, (2) to preserve exemptions under federal or state securities laws, and (3) for any other reasonable purpose. The Company’s current articles contain ownership and transfer restrictions designed to preserve the Company’s REIT status under the Code.

      Maryland. The MGCL expressly authorizes the charter of a Maryland corporation to provide for restrictions on transferability designed to permit a corporation to qualify as a REIT under the Code or for any other purpose, which could include defense against an unsolicited bid for a change of control. The Maryland charter contains ownership and transfer restrictions designed to preserve the Company’s REIT status under the Code, including, but not limited to, the following:

•	Except as provided in the Maryland charter, no person shall beneficially own or constructively own shares of the outstanding equity stock in excess of a 9.9% ownership interest;

•	Except as provided in the Maryland charter, any transfer that, if effective, would result in any person beneficially owning or constructively owning equity stock in excess of a 9.9% ownership interest shall be void as to the transfer of that number of shares of equity stock which would otherwise be beneficially owned or constructively owned by such person in excess of the ownership limit; and the intended transferee shall acquire no rights in such excess shares of equity stock;

•	Except as provided in the Maryland charter, any transfer that, if effective, would result in the equity stock being beneficially owned by fewer than 100 persons shall be void as to the transfer of that number of shares which would cause such result; and the intended transferee shall acquire no rights in such excess shares of equity stock; and

•	Any transfer of shares of equity stock that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code shall be void as to the transfer of that number of shares of equity stock which would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess shares of equity stock.

Inspection Rights

      Virginia. Under the VSCA, the list of shareholders entitled to vote at a meeting of shareholders must be made available to shareholders for inspection at least 10 days before and during such meeting. Additionally, Virginia corporations are required to maintain the following records, which any shareholder of record may, after at least 5 business days’ written notice, inspect and copy: (1) the articles and bylaws, (2) board resolutions creating any class or series of outstanding shares, (3) minutes of shareholder meetings and shareholder actions by written consent, for the past 3 years, (4) written communications to shareholders for the past 3 years, (5) names and addresses of current directors and officers and (6) the most recent annual report filed with the Virginia State Corporation Commission.

      Provided certain conditions are met, a shareholder of a Virginia corporation who has been a shareholder of record for at least 6 months immediately preceding a demand or is a holder of record of at least 5% of all outstanding shares is also entitled to inspect and copy, during regular business hours, any of the following records of the corporation: (1) excerpts from minutes of any board meeting, records of any action of a board committee while acting in the place of the board, minutes of any meeting of shareholders and records of action taken by the shareholders or the board without a meeting, (2) accounting records of the corporation, and (3) the record of shareholders.

      Maryland. Under the MGCL, all stockholders are permitted to view the bylaws, stockholder meeting minutes, annual statements of affairs and voting trust agreements on file at the corporation’s principal office. Any stockholder may request and receive a sworn statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. One or more stockholders who together are and for at least six months have been stockholders of record of at least 5% of the outstanding stock of any class, may inspect and copy the corporation’s books of account and stock ledger, may request a statement of its affairs and, if the stock ledger is not maintained at the corporation’s principal office, may request a list of its stockholders.

Number and Election of Directors

      Virginia. The VSCA provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the articles fix the number, in which case the number may be changed only by amendment to the articles. The VSCA provides that shareholders may adopt a bylaw fixing the number of directors and may direct that such bylaw not be amended by the board. If a bylaw states a fixed number of directors and the board of directors has the right to amend the bylaw, it may by amendment to the bylaw increase or decrease by thirty percent or less the number of directors last elected by the shareholders, but only the shareholders may increase or decrease the number by more than thirty percent. In addition, the VSCA permits a staggered or classified board of directors if a staggered or classified board is provided for in the articles. The VSCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise. The Company’s articles of incorporation currently provide that the affirmative vote of a majority of all outstanding shares of common stock shall be required for the election of directors.

      The Company’s articles of incorporation provide that the number of directors of the Company may not be fewer than three nor more than nine. This provision may only be amended by a resolution adopted by the affirmative vote of a majority of the Company’s shareholders. The number of directors is currently fixed at five.

      Maryland. The number of directors is provided by the charter until changed by the bylaws. The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire board of directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but the action may not affect the tenure of office of any director. In addition, the MGCL permits, but does not require, the board to be classified. If the directors are divided into classes, the term of office may be provided in the bylaws or in the charter, except that the term of office of a director may not be longer than five years or, except in the case of an initial or substitute director, shorter than the period between Annual Meetings. The term of office of at least one class must expire each year. The MGCL allows the board, by its own action and without stockholder approval, to classify the board. The MGCL also permits the board to provide that classified directors cannot be removed without cause, and only with a two-thirds vote of the stockholders. Unless the charter or bylaws provide otherwise, a plurality of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

      The Maryland charter provides that the initial number of directors shall be ten, which number may be increased or decreased in accordance with the Maryland bylaws, provided that the total number of directors may not be less than the minimum number permitted by the MGCL which is one. The Maryland bylaws provide that the number of directors may not be fewer than three nor more than fifteen, with the exact number fixed by the board. Subject to the foregoing, the number of directors will be fixed at five. Directors must be elected by a plurality of the votes cast in the election of directors at the annual meeting of stockholders. Immediately after the merger, the directors of the Maryland corporation will be the same as the directors of the Virginia corporation immediately prior to the merger.

Removal of Directors

      Virginia. Under the VSCA, shareholders may remove a director with or without cause, unless the articles provide otherwise. The Company’s current articles do not provide otherwise. The VSCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director. Where cumulative voting is not authorized, as is the case with the Company, a director may be removed if the number of votes cast to remove the director constitutes a majority of the votes entitled to be cast at an election of directors of the group by which the director was elected. Shareholders may remove a director of a Virginia corporation only at a meeting called for the purpose of such removal.

      Maryland. The MGCL provides that the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors, unless the charter provides otherwise. However, unless the charter provides otherwise, if the stockholders of any class or series are entitled separately to elect one or more directors, a director may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series. There are limitations on the right to remove a director if the corporation has cumulative voting for the election of directors (which the Maryland corporation will not), and a director on a classified board may not be removed without cause. The Maryland charter provides that, subject to the rights of any class or series of preferred stock to elect or remove one or more directors, any director or the entire board may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote in the election of directors.

Board Vacancies

      Virginia. Under the VSCA, unless the articles provide otherwise, a vacancy on the board may be filled by the shareholders, the board or, if the directors remaining in office constitute less than a quorum of the board, by the affirmative vote of a majority of the directors remaining in office. The Company’s bylaws provide that vacancies may be filled by the vote of a majority of the remaining directors. A director elected by the board serves until the next shareholders’ meeting at which directors are elected. Any director may resign at any time and may be removed with or without cause at a meeting called expressly for that purpose by the vote of shareholders owning at least a majority of the shares entitled to vote at an election for such director.

      Maryland. Consistent with the MGCL, the Maryland bylaws provide that a vacancy on the board resulting from an increase in the number of directors, the death, removal or resignation of a director, or the stockholders’ failure to elect the number of directors then constituting the whole board, may be filled by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

Standard of Conduct

      Virginia. Under Virginia law, directors must discharge their duties with good faith business judgment as to the best interests of the corporation. However, the VSCA provides very little express guidance as to the fiduciary duties of directors.

      Maryland. The MGCL requires that a director perform his duties:

•	in good faith;

•	in a manner he reasonably believes to be in the best interests of the corporation; and

•	with the care an ordinarily prudent person in a like position would use under similar circumstances.

      The MGCL establishes a presumption that any act of a director satisfies this standard of conduct. In addition, under the MGCL, an act of director relating to an acquisition or potential acquisition of control may not be subject to a higher duty or greater scrutiny than is applied to any other act of a director.

      The Board of Directors of the Company believes that the more detailed requirements of the standard of conduct for directors of a Maryland corporation are a significant benefit to shareholders.

Advance Notice of Director Nominations and of New Business Proposals

      Virginia. Neither the VSCA nor the Company’s articles of incorporation or bylaws provide for advance notice of director nominations or business proposals at any annual meeting.

      Maryland. Under the MGCL, a Maryland corporation may require that a stockholder proposing a nominee for director, or any other matter that would be considered at a meeting of the stockholders, give advance notice to the corporation not more than: (1) ninety days prior to the date of the meeting, (2) in the case of an Annual Meeting, ninety days prior to the first anniversary of (a) the preceding year’s Annual Meeting, or (b) the mailing date of the notice of the preceding year’s Annual Meeting, or (3) any other time specified in the charter or bylaws. If the advance notice requirement is not met, the stockholder nomination or proposal is not required to be considered at the meeting.

      The Maryland bylaws provide that with respect to an Annual Meeting of stockholders, nominations of persons for election to the board and the proposal of business to be considered by stockholders may be made only:

•	pursuant to the Company’s notice of meeting;

•	by or at the direction of the board; or

•	by a stockholder who was a stockholder of record both at the time of giving notice provided for in the bylaws and at the time of the Annual Meeting, and who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the bylaws.

      For an annual meeting, the advance notice provisions contained in the Maryland bylaws generally require that stockholders deliver nominations and new business proposals to the Company’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the date on which the Company first mailed its proxy materials for the prior year’s Annual Meeting of stockholders. In addition, the proposed Maryland bylaws require submission of certain information and compliance with other requirements in order to nominate a director or propose business.

Restrictions on Transfer and Ownership of REIT Stock

      Virginia. The VSCA has no such provision validating the restrictions on the transferability and ownership of shares of REIT stock.

      Maryland. To satisfy REIT tax requirements under the federal Internal Revenue Code, the Company must comply with certain requirements of the Code with respect to the ownership of its stock. The MGCL contains a specific provision permitting charter restrictions on the transferability and ownership of stock typically found in REIT charters in order to enable REITs to comply with these tax requirements. The Maryland charter contains typical REIT share ownership and transfer restrictions of a type validated by the specific MGCL provision.

Required Number of Shareholders

      Virginia. The VSCA has no provision authorizing the issuance of stock without consideration for the purpose of qualifying as a REIT.

      Maryland. To qualify as a REIT under the Internal Revenue Code, the Company’s stock must be owned by at least 100 stockholders. The MGCL specifically permits a Maryland corporation to issue shares of its stock to up to 100 persons without consideration for the purpose of qualifying the corporation as a REIT.

Limitation of Liability and Indemnification of Directors and Officers

      Virginia. Under the VSCA, in any proceeding brought by or on behalf of a shareholder or in the right of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct, will not exceed the lesser of: (1) the monetary amount specified in the articles or, if approved by the shareholders, in the bylaws as a limitation on or elimination of the liability of the officer or director, or (2) the greater of (a) $100,000, or (b) the amount of cash compensation received by the officer or director from the company during the twelve months immediately preceding the act or omission for which liability was imposed. However, an officer or director will be liable without limitation if he or she engaged in willful misconduct, knowing violation of criminal law or any federal or state securities law. The Company’s articles of incorporation provide that the liability of directors and officers for monetary damages is limited or eliminated to the fullest extent permitted by law, subject to certain limitations in the Company’s articles of incorporation.

      The VSCA permits a corporation, unless otherwise restricted by its articles or bylaws, to indemnify a director if the director acted in good faith and believed that his conduct was in the corporation’s best interest and, with respect to a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In general, no indemnification is allowable when the director is adjudged liable to the corporation or in connection with a proceeding charging improper personal benefit to the director, in which he is adjudged liable on the basis that a personal benefit was improperly received by him. Indemnification may be afforded by the corporation generally only if a disinterested quorum of the directors, independent legal counsel or the shareholders determine that the applicable statutory standards have been met.

      Unless limited by the articles, officers and agents of a Virginia corporation may be indemnified to the same extent as a director. To the extent a director or officer entirely prevails in a proceeding against him, indemnification for expenses incurred is mandatory, unless the articles provide otherwise. Advancement of expenses is permitted under certain circumstances. Any further indemnity may also be made to any director, officer, employee or agent that may be authorized by the articles, bylaws or resolution adopted by the shareholders, except an indemnity against (1) willful misconduct or (2) a knowing violation of a criminal law.

      Under the Company’s articles of incorporation, the Company shall provide indemnification for any of the Company’s directors, officers or advisors or any of their affiliates for any liability or loss suffered by such party. The Company will only indemnify such director, officer or advisor if the party seeking indemnification was acting on behalf of or performing services on the part of the Company, the Company has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company, and the liability or loss was not the result of negligence or misconduct, excluding the independent directors or the Company’s Advisor or their affiliates or gross negligence or willful misconduct by the independent directors. Such indemnification or agreement to be held harmless is recoverable only out of the Company’s net assets and not from the Company’s shareholders.

      The Company will not indemnify any of the Company’s directors, officers, or the Company’s Advisor or any of their affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless the claim was successfully defended on the merits, such claims have been dismissed with prejudice on the merits, or a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement should be made.

      In addition, the Company may advance amounts to persons entitled to indemnification for reasonable expenses and costs incurred as a result of any proceeding for which indemnification is being sought in advance of a final disposition of the proceeding upon satisfaction of certain conditions. Authorizations of any such payments must be made by a majority vote of a quorum of disinterested directors.

      Maryland. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of the Company contains such a provision which eliminates such liability to the maximum extent permitted by the MGCL.

      The charter of the Company authorizes it, to the maximum extent permitted by Maryland law, to obligate itself to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer or (b) any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her status as a present or former director or officer of the Company. The Bylaws of the Company obligate it, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served as a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

      The MGCL requires a corporation (unless its charter provides otherwise, which the Company’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

Dividends and Other Distributions

      Both the VSCA and MGCL provide that dividends may be declared and paid on the corporation’s capital stock as determined by the board and subject to any restrictions contained in the corporation’s charter, provided that no dividends may be paid if, after giving effect to the distribution: (1) the corporation would not be able to pay its debts as they become due in the usual course of business, or (2) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter permits otherwise, any amount required to be paid to holders of stock whose rights in the event of a liquidation of the corporation are superior to those receiving the distribution. Under the Company’s current articles of incorporation as well as the Maryland charter, dividends will be paid to the shareholders if and when authorized and declared by the Board of Directors.

Appraisal Rights

      Virginia. Under the VSCA, the right to receive the fair value of dissenting shares is available to shareholders of a constituent corporation in a merger or consolidation effected under the VSCA. Dissenters’ rights of appraisal are not available for the shares of any class or series of stock, if the stock was at the record date fixed to determine shareholders entitled to receive notice and vote on such transaction, either (1) listed on a national securities exchange or The Nasdaq Stock Market, or (2) held by at least 2,000 record holders, unless in either case:

(a) the articles of incorporation of the corporation issuing such shares provide otherwise;

(b) the holders of the class or series are required under the plan of merger to accept for such shares anything except:

•	cash;

•	shares of stock of the corporation surviving or resulting from such merger or consolidation;

•	shares of stock of any other corporation, which shares of stock will be either listed on a national securities exchange, or held of record by at least 2,000 holders; or

•	any combination of the shares of stock and cash in lieu of such fractional shares; or

(c) the transaction to be voted on is an “affiliated transaction” and is not approved by a majority of “disinterested directors,” as defined in the VSCA.

      Maryland. Under the MGCL, a stockholder has the right to demand and receive payment of the fair value of the stockholder’s stock from the corporation if the corporation consolidates or merges with another corporation, the corporation sells all or substantially all of its assets or, if not permitted by its charter, the corporation amends its charter to substantially adversely affect the stockholders’ contract rights, unless:

•	the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or is designated for trading on the NASDAQ SmallCap market;

•	the stock is that of the successor in a merger, unless (1) the merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so, or

(2) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of the provisions for the treatment of fractional shares of stock in the successor;

•	the stock is not entitled, with certain exceptions, to be voted on the transaction or the stockholder did own the shares of stock on the record date for determining stockholders entitled to vote;

•	the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder; or

•	the stock is that of an open-end investment company.

Merger, Consolidation, Share Exchange and Transfer of All or Substantially All Assets

      Virginia. Under the VSCA, the principal terms of a merger or consolidation generally require the approval of the shareholders of each of the constituent corporations. The VSCA does not require a shareholder vote of the surviving corporation in a merger if:

•	the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger;

•	each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after;

•	the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and

•	the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

      The VSCA also permits a merger without shareholder vote if the merger is of a subsidiary into a parent, provided the parent owns at least 90% of the subsidiary.

      When a shareholder vote is required, unless the articles provide otherwise (which the Company’s articles of incorporation do), the affirmative vote of more than two-thirds of all the votes entitled to be cast by each voting group entitled to vote on the transaction is required for the approval of a merger or consolidation. The articles may provide for a greater or lesser vote or a vote by separate voting groups so long as the vote provided for is not less than a majority of all the votes cast on the transaction by each voting group entitled to vote thereon at a meeting at which a quorum of the voting group exists. The Company’s articles of incorporation require an affirmative vote of the holders of not less than a majority of the equity stock outstanding and entitled to vote thereon for approval of a merger or consolidation.

      Maryland. The MGCL generally provides that mergers, consolidations, share exchanges or transfers of assets must be approved by the board and by the stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, unless the charter provides for a greater or lesser stockholder vote, but not less than a majority of the number of votes entitled to be cast on the matter. The Maryland charter requires the affirmative vote of a majority of all votes entitled to be cast on the matter. However, no stockholder vote is required for a merger of a subsidiary of a Maryland corporation with or into its parent, provided the parent owns at least 90% of the subsidiary. In addition, a merger need not be approved by stockholders of a Maryland successor corporation if the merger does not reclassify or change the outstanding shares or otherwise amend the charter, and the number of shares to be issued or delivered in the merger is not more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective. A share exchange, for a Maryland successor, need be approved only by its board and by any other action required by its charter.

Change in Control

      Virginia. The VSCA contains provisions governing “affiliated transactions” designed to deter uninvited takeovers of Virginia corporations. These provisions, with several exceptions discussed below, require approval of material acquisition transactions between a Virginia corporation and any interested shareholders by the holders of at least two-thirds of the remaining voting shares. An interested shareholder is any holder of more than 10% of any class of the corporation’s outstanding voting shares.

      For three years following the time that the interested shareholder becomes an owner of 10% of the outstanding voting shares, Virginia corporations cannot engage in an affiliated transaction with the interested shareholder without approval of two-thirds of the voting shares other than those shares beneficially owned by the interested shareholder, and majority approval of the disinterested directors. At the expiration of the three-year period, the statute requires approval of affiliated transactions by two-thirds of the voting shares other than those beneficially owned by the interested shareholder absent an exception. The principal exceptions to the special voting requirement apply to transactions proposed after the three-year period has expired and require either that the transaction be approved by a majority of the corporation’s disinterested directors or that the transaction satisfy the fair-price requirements of the law.

      The VSCA also provides that shares acquired in a transaction that would cause the acquiring person’s voting strength to cross any of three thresholds, namely, 20%, 33% or 50%, have no voting rights unless granted by a majority vote of shares not owned by the acquiring person or any officer or employee-director of G REIT.

      The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The Company’s bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of stock of the Company.

      Maryland. Under the MGCL, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder generally includes:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares, or

•	an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

      After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by two separate super-majority stockholder votes, unless, among other conditions, the holders of common stock receive a minimum price, as defined by the MGCL, for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its common stock. None of these provisions of the MGCL will apply, however, (1) to business combinations that are approved or exempted by the board of the corporation prior to the time that the interested stockholder becomes an interested stockholder, or (2) if the board approves the transaction in which the stockholder would otherwise have become an interested stockholder.

      Also under the MGCL, “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or shares of stock for which the acquirer is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

      An acquiring person’s movement from one range above to the next higher range of voting power re-triggers the two-thirds vote requirement mentioned above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. Except as otherwise specified in the statute, a “control share acquisition” means the acquisition of control shares.

      The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The Maryland bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of stock of the Company. The Company cannot assure you, however, that the Board will not amend the bylaws in the future to repeal or alter such exemption.

Are There Any Provisions Applicable to Unfriendly Takeover Proposals in the MGCL?

      The Maryland corporation will be subject to provisions of the MGCL which are designed to encourage a person seeking control of a Maryland corporation to negotiate with its board of directors. These provisions could delay, defer, or prevent a transaction or change in control of the Maryland corporation that might involve a premium price for holders of the Maryland corporation’s common stock or that is otherwise in their best interests. In addition, other provisions of the MGCL requiring the consent of all stockholders for stockholder action by written consent and provisions of the Maryland bylaws, attached hereto as Appendix C, requiring advance notice of stockholder director nominations could increase the likelihood that incumbent directors would retain their positions in the face of efforts by stockholders to change the Company’s Board of Directors.

Are There Any Appraisal Rights Offered in the Reincorporation?

      Under Virginia and Maryland law, shareholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the reincorporation or merger.

What is the Vote Required for Approval of the Reincorporation Proposal?

      The reincorporation proposal requires the affirmative vote of the holders of not less than a majority of the shares of the Company’s common stock outstanding and entitled to vote at the meeting. Approval of the reincorporation proposal by the Company’s shareholders at the meeting will also constitute approval of the plan of merger in the form attached to this proxy statement as Appendix D, as well as of the Maryland charter and Maryland bylaws attached as Appendix B and Appendix C, respectively, including the increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 300,000,000 shares and the increase in the number of authorized shares of the Company’s preferred stock from 10,000,000 to 50,000,000.

What is the Recommendation of the Board of Directors?

      The Company’s Board of Directors recommends that the shareholders vote FOR the proposal to change the Company’s state of incorporation from Virginia to Maryland.

PROPOSAL NO. 4

AMENDMENT TO ARTICLES OF INCORPORATION INCREASING

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      Assuming Proposal No. 3 regarding reincorporation in Maryland is not adopted and approved, the Board of Directors seeks shareholder approval to amend the Company’s Third Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000 and to increase the number of authorized shares of preferred stock from 10,000,000 to 50,000,000.

      This proposal would amend Article VIII, Section 8.1, paragraph (a) of the Third Amended and Restated Articles of Incorporation which would be deleted and replaced in its entirety with the following:

“(a) The total number of shares of stock that the Company has authority to issue is three hundred million (300,000,000) shares of Common Stock, $.01 par value per share, and fifty million (50,000,000) shares of Preferred Stock, $.01 par value per share.

No holder of shares of capital stock of the Company shall have any preemptive or preferential right to subscribe to or purchase (i) any shares of any class of the Company, whether now or hereafter authorized; (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights, or options to purchase any such shares.

The Preferred Stock may be issued from time to time by the Board of Directors in such series and with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or other provisions as may be fixed by the Board of Directors.”

With the exception of increasing the currently authorized number of shares of common stock from 50,000,000 to 300,000,000 and of increasing the currently authorized number of shares of preferred stock from 10,000,000 to 50,000,000, Article VIII, Section 8.1, paragraph (a) of the articles of incorporation, as amended, would be identical to the current articles of incorporation.

      The Board of Directors believes that the authorized shares of common stock and preferred stock remaining available for future issuance are not sufficient to enable the Company to respond to potential business opportunities. The Board believes that, among other things, the increase in availability of additional authorized but unissued common stock and preferred stock is in the Company’s and the Company’s shareholders’ best interests in order to provide the Company with the flexibility to issue equity for other proper corporate purposes, including, without limitation, raising equity capital, financing acquisitions and other strategic business relationships with other companies or director and employee incentive programs. The Board also believes that the availability of additional shares of common stock will enable the Company to attract and retain talented employees, directors and consultants through the grant of stock options and other stock-based incentives. The Company is currently conducting an offering of shares of its common stock and is considering the possibility of pursuing an additional public offering of shares of its common stock and possible listing on a national securities exchange. The increase in the number of authorized shares of common stock and preferred stock is recommended by the Board in order provide a sufficient reserve of such shares for the future growth and needs of the Company.

      The Company reserves the right to seek further increases in authorized common and preferred shares from time to time in the future as considered appropriate by the Board of Directors. The increased common and preferred shares will provide the Board of Directors with the ability to issue additional shares of common stock and preferred stock without a further vote of the shareholders of the Company, except as provided under Virginia corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed. Under the Company’s articles of incorporation, the Company’s shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of shares of the Company in order to maintain their proportionate ownership of the Company.

In addition, if the Board elects to issue additional shares of common stock or preferred stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current shareholders.

      In addition to the corporate purposes discussed above, the proposed authorization of additional common and preferred shares, under certain circumstances, may have an antitakeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and the Company’s shareholders. The increased authorized common and preferred shares therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased shares may limit the opportunity for Company shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized common and preferred shares may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board did not propose the increase in authorized common and preferred shares with the intent that it be utilized as a type of antitakeover device.

      The relative voting and other rights of holders of Company common stock will not be altered by the authorization of additional shares of common stock. Each share of common stock will continue to entitle its owner to one vote. The voting powers, designations, preferences, limitations, restrictions and relative rights of each class of preferred stock shall be determined by the Company’s Board of Directors.

      If Proposal No. 3 regarding reincorporation in Maryland is adopted and approved, the Maryland charter will provide for an increase in the number of authorized shares of common stock of the Company from 50,000,000 to 300,000,000 and for an increase in the number of authorized shares of preferred stock of the Company from 10,000,000 to 50,000,000 for the reasons discussed in Proposal No. 3 as well as those discussed above.

      Assuming Proposal No. 3 is not approved and this proposal is approved, this proposal will become effective upon the filing of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Virginia, which is expected to follow shortly after the approval of this proposal.

      The Board of Directors recommends a vote FOR the proposed amendment.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Company’s Audit Committee has selected Deloitte & Touche LLP to be the Company’s independent auditors for fiscal 2004. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also will be available to respond to appropriate questions from the shareholders.

      Although it is not required to do so, the Board if Directors is submitting the Audit Committee’s selection of the Company’s independent auditors for ratification by the shareholders at the Annual Meeting in order to ascertain the view of the shareholders regarding such selection. The affirmative vote of the holders of a majority of the shares of the Company’s common stock present or represented and voting at the Annual Meeting will be required to approve this proposal.

      The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as independent auditors for the Company for 2004.

RELATIONSHIP WITH INDEPENDENT AUDITOR

Previous Auditors

      Grant Thornton, LLP served as the Company’s independent auditors from December 3, 2002 until they were dismissed by the Company on February 8, 2004. Grant Thornton’s dismissal was approved by the Company’s Audit Committee. The Company’s financial statements for the year ended December 31, 2002 contained no adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period of Grant Thornton’s engagement, the Company had no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. No reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the period of Grant Thornton’s engagement.

      Squar Milner Reehl & Williamson, LLP served as the Company’s independent auditors from the Company’s formation in 2001 until they were dismissed by the Company on August 22, 2002. Squar Milner’s dismissal was approved by the Company’s Board of Directors. The Company’s financial statements for the year ended December 31, 2001 contained no adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period of Squar Milner’s engagement, the Company had no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Squar Milner, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. No reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the period of Squar Milner’s engagement.

AUDIT AND NON-AUDIT FEES

      During August 2002, after the Company’s dismissal of Squar Milner, the Company engaged Grant Thornton as its independent auditor for the remainder of the fiscal year ended December 31, 2002. As a result, the Company paid fees to both Squar Milner and Grant Thornton during fiscal year 2002. All fees paid during fiscal year 2003 were paid to Grant Thornton.

      Grant Thornton. The fees billed (including estimations for services rendered but not yet billed) by Grant Thornton during or related to 2003 and 2002 were as follows:

•	Audit Fees. The aggregate fees billed for professional services rendered by Grant Thornton for the audit of the Company’s annual consolidated financial statements, the related Form 10-K and the review of the Company’s unaudited consolidated financial statements included in the Form 10-Qs for the 2003 fiscal year were approximately $288,815 and for the 2002 fiscal year were approximately $30,880.

•	Audit-Related Fees. The aggregate fees billed for professional services rendered by Grant Thornton for financial accounting and reporting consultations reasonably related to the performance of the audit for the 2003 fiscal year were approximately $6,250. The Company did not incur any audit-related fees for the 2002 fiscal year.

•	Tax Fees. The aggregate fees billed for professional services rendered by Grant Thornton for tax compliance and consultation for the 2003 fiscal year were approximately $55,840. The Company did not incur any tax fees for the 2002 fiscal year.

•	All Other Fees. The Company did not incur any other fees for services rendered by Grant Thornton, other than the fees for the above services, for the 2003 or 2002 fiscal years.

      Squar Milner. The fees paid to Squar Milner during 2002 until August 22, 2002, when their engagement was terminated, were as follows:

•	Audit Fees. The aggregate fees billed for professional services rendered by Squar Milner for the audit of the Company’s annual consolidated financial statements, the related Form 10-K and the review of the Company’s unaudited consolidated financial statements included in the Form 10-Qs for the 2002 fiscal year were approximately $14,000.

•	Audit-Related Fees. The Company did not incur any audit-related fees for the 2002 fiscal year.

•	Tax Fees. The Company did not incur any tax fees for the 2002 fiscal year.

•	All Other Fees. The Company did not incur any other fees for services rendered by Squar Milner, other than the fees for the above services, for the 2002 fiscal year.

Financial Information Systems Design and Implementation Fees

      The Company was not billed any fees for any professional services during fiscal years 2002 and 2003 in connection with the design, implementation or maintenance of the Company’s information systems, local area network and the like.

Auditor Independence

      The Audit Committee has considered whether the provision of the above noted services is compatible with maintaining the independence of the independent auditor’s independence and has concluded that the provision of such services has not adversely affected the independent auditor’s independence.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

      The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2003 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditors’ provision of tax preparation, tax consulting services and other non-audit services to the Company is compatible with maintaining the auditors’ independence.

      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Commission.

Audit Committee:

Gary Wescombe, Chairman
W. Brand Inlow
D. Fleet Wallace

ANNUAL REPORT

      The Annual Report to Shareholders (the “Annual Report”) for the fiscal year ended December 31, 2003, was mailed to shareholders on April 28, 2004. The Annual Report is not incorporated in this Proxy Statement and is not deemed a part of the proxy soliciting material.

CODE OF BUSINESS CONDUCT AND ETHICS

      The Company has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) which contains general guidelines for conducting the Company’s business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all directors, consultants and employees, including the Chief Executive Officer and the principal financial officers and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. Shareholders of the Company may request a copy of the Code of Ethics, which will be provided without charge, by writing to G REIT, Inc. at 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary.

PROPOSALS FOR 2005 ANNUAL MEETING

      Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received at the Company’s principal executive offices at 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary, no later than January 25, 2005, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. Shareholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934. The Company presently anticipates holding the 2005 annual meeting of shareholders in May 2005.

OTHER MATTERS

Mailing of Materials; Other Business

      The Company will mail a Proxy Card together with this Proxy Statement to all shareholders of record at the close of business on May 12, 2004. The only business to come before the Annual Meeting of which management is aware is set forth in this Proxy Statement. If any other business does properly come before the Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

      It is important that proxies be returned promptly. Therefore, shareholders are urged to date, sign and return the accompanying proxy card in the enclosed envelope or by fax to (714) 667-6843 or by telephone by dialing toll-free 1-866-696-1031 or by the internet at www.1031nnn.com/VoteGREIT.

FORM 10-K

      The Company will provide without charge upon written request of any such person, a coy of the Company’s Annual Report on Form 10-K (without exhibits), including financial statements, as filed with the Securities and Exchange Commission. Such written requests should be directed to the Company at: G REIT, Inc., 1551 N. Tustin Avenue, Suite 200, Santa Ana, California, 92705, Attention: Secretary.

APPENDIX A

THE 2004 INCENTIVE AWARD PLAN

OF
G REIT, INC.

      G REIT, Inc., a Virginia corporation, has adopted the 2004 Incentive Award Plan of G REIT, Inc., (the “Plan”), effective May 10, 2004, for the benefit of its eligible employees, consultants and directors and the eligible employees and consultants of its Subsidiaries (as defined below).

      The purposes of the Plan are as follows:

(1) To provide an additional incentive for Directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of Directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      1.1. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options and Restricted Stock granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

      1.2. “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan.

      1.3. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

      1.4. “Award Limit” shall mean One Million (1,000,000) shares of Common Stock, as adjusted pursuant to Section 11.3; provided, however, that solely with respect to Performance Awards granted pursuant to Section 8.2(b), Award Limit shall mean Two Million Dollars ($2,000,000).

      1.5. “Board” shall mean the Board of Directors of the Company.

      1.6. “Code” shall mean the Internal Revenue Code of 1986, as amended.

      1.7. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

      1.8. “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

      1.9. “Company” shall mean G REIT, Inc., a Virginia corporation.

      1.10. “Consultant” shall mean any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or any Subsidiary;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      1.11. “Deferred Stock” shall mean Common Stock awarded under Article VIII of the Plan.

      1.12. “Director” shall mean a member of the Board.

      1.13. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock awarded under Article VIII of the Plan.

      1.14. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.15. “Employee” shall mean any officer or employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Subsidiary.

      1.16. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.17. “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

      1.18. “Holder” shall mean a person who has been granted or awarded an Award.

      1.19. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

      1.20. “Independent Director” shall mean a member of the Board who is not an Employee.

      1.21. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator or which does not conform to the applicable provisions of Section 422 of the Code.

      1.22. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options and Options granted to Employees who are not employed by the Company or a Subsidiary described in the first sentence of Section 1.33 shall be Non-Qualified Stock Options.

      1.23. “Ownership Limit” shall mean the ownership of not more than 9.9% of the outstanding shares of Common Stock (as defined in the Company’s Third Amended and Restated Articles of Incorporation) of the Company.

      1.24. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

      1.25. “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; each as determined in accordance with generally accepted accounting principles or subject to such adjustments as may be specified by the Committee with respect to an Award.

      1.26. “Plan” shall mean the 2004 Incentive Award Plan of G REIT, Inc.

      1.27. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

      1.28. “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

      1.29. “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      1.30. “Securities Act” shall mean the Securities Act of 1933, as amended.

      1.31. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

      1.32. “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

      1.33. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. “Subsidiary” shall also mean any partnership or limited liability company in which the Company, or any Subsidiary, owns a partnership or membership interest representing fifty percent (50%) or more of the capital or profit interests of such partnership or limited liability company.

      1.34. “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

      1.35. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a

Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.36. “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      1.37. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

      2.1. Shares Subject to Plan.

      (a) The shares of stock subject to Awards initially shall be Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed Six Million (6,000,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

      (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

      2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the

Company pursuant to Section 7.5 or 7.6 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

      3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2. Provisions Applicable to Section 162(m) Participants.

      (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

      (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

      (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

      (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

      3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of shareholders of the Company).

      3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES

CONSULTANTS AND INDEPENDENT DIRECTORS

      4.1. Eligibility. Any Employee, Consultant or Independent Director selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

      4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4. Granting of Options to Employees and Consultants.

      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

      (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

      (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

      4.5. Granting of Options to Independent Directors. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(b) Determine the number of shares to be subject to such Options granted to the selected Independent Directors;

(c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

      4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

      5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

(a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

(b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

      5.2. Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or

Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

      5.3. Option Vesting.

      (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

      (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

      (c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

      5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall be subject to such other terms and conditions as are determined by the Administrator, consistent with the Plan.

      5.5. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) The aggregate exercise price thereof;

does not exceed the excess of:

(c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) The aggregate exercise price of such shares.

ARTICLE VI.

EXERCISE OF OPTIONS

      6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

      6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

      6.4. Rights as Shareholders. Holders shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

      6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

      6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

      7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award. Each Independent Director shall be eligible to be granted shares of Restricted Stock at the times and in the manner set forth in Section 7.3.

      7.2. Award of Restricted Stock to Employees and Consultants.

      (a) The Committee may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

      (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

      (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

      7.3. Award of Restricted Stock to Independent Directors.

      (a) Restricted Stock shall be awarded to Independent Directors in accordance with the following formula:

(i) Each person who is an Independent Director as of the date the Plan is adopted by the Board automatically shall be granted Five Thousand (5,000) shares of Restricted Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of the shareholders occurring after the date the Plan is adopted by the Board; provided, such person is an Independent Director as of such date and has continuously served an Independent Director during such period.

(ii) Each person who is elected, re-elected or appointed by the Board as an Independent Director after the date the Plan is adopted by the Board, automatically shall be granted: (i) Five Thousand (5,000) shares of Restricted Stock (subject to adjustment as provided in Section 11.3) on the date such Independent Director is first elected or appointed, and (ii) Five Thousand (5,000) shares of Restricted Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of the shareholders occurring after such initial election or appointment; provided, such person is an Independent Director as of such date and has continuously served as an Independent Director during such period.

      (b) Independent Directors shall not be required to pay any purchase price for the shares of Common Stock to be acquired pursuant to an award of Restricted Stock under Section 7.3(a), unless otherwise required under applicable law, in which case the purchase price shall be the minimum purchase price required by such law, as determined by the Board in its sole discretion. To the extent a purchase price is so required, such purchase price shall be paid in cash or by check at the time such award of Restricted Stock is granted.

      (c) The restrictions imposed under Sections 7.5 and 7.6 on Restricted Stock awarded to Independent Directors shall lapse and be removed (and the shares of Common Stock acquired by a Participant pursuant to a Restricted Stock award shall vest) in 20% increments on each of the first five anniversaries of the date the shares of Restricted Stock is granted, provided that the Independent Director is a Director on the date of such anniversary. The restrictions imposed under Sections 7.5 and 7.6 shall not lapse or be removed with respect to any portion of the Restricted Stock granted to an Independent Director after termination of Directorship.

      7.4. Rights as Shareholders. Subject to Section 7.5, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.5.

      7.5. Restriction. Except as otherwise provided in Section 7.3, all shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or service with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship with the Company. Notwithstanding the foregoing, the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Consultancy, or Termination of Directorship, without cause or following any change in control of the Company or because of the Holder’s retirement, or otherwise.

      7.6. Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy or Termination of Directorship, between the Holder and the Company, at a cash price per share equal to the price paid, if any, by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship, without cause or following any change in control of the Company or because of the Holder’s retirement, or otherwise.

      7.7. Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed. With respect to shares of Restricted Stock granted or awarded to the Company’s Employees, Consultants and Independent Directors, upon the expiration or removal of such restrictions, the Secretary of the Company, or other escrow holder, shall transfer the shares to the Holder. With respect to shares of Restricted Stock granted to a Subsidiary’s Employees, upon the expiration or removal of such restrictions, the Secretary of the Company, or other escrow holder, shall transfer the shares to the Subsidiary. As soon as practicable after the receipt of such shares by the Subsidiary, the Subsidiary shall transfer such shares to the Holder for no additional consideration.

      7.8. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

      7.9. Section 83(b). A Holder may not make an election under Section 83(b) of the Code with respect to any share of Restricted Stock granted or awarded hereunder without the consent of the Company, which the Company may grant or withhold in its sole discretion.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

      8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award.

      8.2. Performance Awards.

      (a) Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be subject to the achievement of performance goals which are related to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

      (b) Without limiting Section 8.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year of the Company. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

      8.3. Dividend Equivalents.

      (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

      (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

      (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

      (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

      8.4. Stock Payments. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

      8.5. Deferred Stock. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

      8.6. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

      8.7. Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

      8.8. Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, or Consultant, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

      8.9. Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.4.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

      9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

      9.2. Coupled Stock Appreciation Rights.

      (a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

      (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

      (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

      9.3. Independent Stock Appreciation Rights.

      (a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

      (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

      9.4. Payment and Limitations on Exercise.

      (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.4 above pertaining to Options.

      (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE X.

ADMINISTRATION

      10.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      10.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options, Dividend Equivalents and Restricted Stock granted to Independent Directors.

      10.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      10.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

      10.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

      11.1. Not Transferable.

      (a) Except as otherwise provided in Section 11.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(iii) During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

      (b) Notwithstanding Section 11.1(a), in the case of Options granted to Independent Directors, an Optionee who is an Independent Director may transfer an Option to a Permitted Transferee (as defined below) subject to the following terms and conditions: (i) an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original Holder (other than the ability to further transfer the Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. Shares of Common Stock acquired by a Permitted Transferee through the exercise of an Option have not been registered under the Securities Act or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.

      11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator (including, but not limited to, an amendment to the number of shares that may be subject to future awards of Restricted Stock pursuant to Section 7.3). However, without approval of the Company’s shareholders given within 12 months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a) The expiration of 10 years from the date the Plan is adopted by the Board; or

(b) The expiration of 10 years from the date the Plan is approved by the Company’s shareholders under Section 11.4.

      11.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

      (a) Subject to Section 11.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

      (b) Subject to Sections 11.3(c) and 11.3(e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.6 or forfeiture under Section 7.5 after such event.

      (c) Subject to Sections 11.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

      (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

      (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      11.4. Approval of Plan by Shareholders. The Plan will be submitted for the approval of the Company’s shareholders within 12 months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company’s shareholders previously approved the Performance Criteria.

      11.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

      11.6. Restrictions on Awards. This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a real estate investment trust (“REIT”), within the meaning of Sections 856 through 860 of the Code. No Award shall be granted or awarded, and with respect to an Award already granted under the Plan, such Award shall not vest, or be exercisable, distributable or payable:

(a) to the extent such Award could cause the Holder to be in violation of the Ownership Limit; or

(b) if, in the discretion of the Administrator, such Award could impair the Company’s status as a REIT.

      11.7. Loans. To the extent permitted under applicable law, the Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan; provided, however, that no such loan shall be an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. The terms and conditions of any such loan shall be set by the Committee.

      11.8. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

      11.9. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      11.10. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      11.11. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

      11.12. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Virginia without regard to conflicts of laws thereof.

* * *

      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of G REIT, Inc. on May 10, 2004.

      Executed on this 11th day of May, 2004.

/s/ TALLE A. VOORHIES

Secretary

* * *

      I hereby certify that the foregoing Plan was approved by the shareholders of G REIT, Inc. on                     , 2004.

      Executed on this                     day of                     , 2004.

Secretary

APPENDIX B

G REIT, INC.

ARTICLES OF INCORPORATION

ARTICLE I.

INCORPORATOR

      The undersigned, Jennifer K. Davidson, whose address is c/o Venable LLP, 2 Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

ARTICLE II.

NAME

      The name of the corporation (the “Corporation”) is:

G REIT, INC.

ARTICLE III.

PURPOSE

      The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles of Incorporation, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV.

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

      The address of the principal office of the Corporation in the State of Maryland is c/o                     . The name of the resident agent of the Corporation in the State of Maryland is                     , whose post address is c/o                     . The resident agent is a citizen of and resides in the State of Maryland.

ARTICLE V.

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

      SECTION 5.1     Number and Classification of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be five, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the

Maryland General Corporation Law (the “MGCL”). The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:

Anthony W. Thompson
W. Brand Inlow
D. Fleet Wallace
Gary T. Wescombe
Edward A. Johnson

      These directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the first annual meeting of stockholders in the manner provided in the Bylaws.

      At any meeting of stockholders, the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock) may be classified, with respect to the terms for which they severally hold office, into three classes, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

      The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

      SECTION 5.2     Extraordinary Actions. Except as specifically provided in Section 5.1 (relating to number and classification of directors), Section 5.8 (relating to removal of directors) and Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

      SECTION 5.3     Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter (the “Charter”) or the Bylaws.

      SECTION 5.4     Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

      SECTION 5.5     Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

      SECTION 5.6     Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by the Charter to be determined by the Board of Directors.

      SECTION 5.7     REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

      SECTION 5.8     Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least two thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

ARTICLE VI.

STOCK

      SECTION 6.1     Authorized Shares. The Corporation has authority to issue 350,000,000 shares of stock, consisting of 300,000,000 shares of Common Stock, $.01 par value per share (“Common Stock”), and 50,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Stock”). If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

      SECTION 6.2     Common Stock. Subject to the provisions of Article VII, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

      SECTION 6.3     Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time, into one or more classes or series of stock.

      SECTION 6.4     Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document.

      SECTION 6.5     Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws.

ARTICLE VII.

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

      SECTION 7.1     Definitions. For the purposes of Article VII, the following terms shall have the following meanings:

      “Beneficial Ownership” shall mean ownership of Common Stock by a Person who is or would be treated as an owner of such Common Stock either actually or constructively through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Own,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

      “Charitable Beneficiary” shall mean one or more beneficiaries of a Trust, as determined pursuant to Section 7.3.6 of this Article VII.

      “Code” shall mean the Internal Revenue Code of 1986, as amended. All section references to the Code shall include any successor provisions thereof as may be adopted from time to time.

      “Common Stock” shall mean that Common Stock that may be issued pursuant to Article VI of the Articles of Incorporation.

      “Constructive Ownership” shall mean ownership of Common Stock by a Person who is or would be treated as an owner of such Common Stock either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

      “Corporation” shall have the meaning set forth in Article II to the Articles of Incorporation.

      “Individual” means an individual, a trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

      “Initial Date” means the date upon which the Articles of Incorporation containing this Article VII are filed with the SDAT.

      “IRS” means the United States Internal Revenue Service.

      “Market Price” means the last reported sales price reported on the New York Stock Exchange of the Common Stock on the trading day immediately preceding the relevant date, or if the Common Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

      “Ownership Limit” shall mean 9.9% (by value or by number of shares, whichever is more restrictive) of the outstanding Common Stock of the Corporation, excluding any such outstanding Common Stock which is not treated as outstanding for federal income tax purposes. The number and value of shares of outstanding Common Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

      “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of shares of Common Stock provided that the ownership of such shares of Common Stock by such underwriter would not result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

      “Purported Beneficial Transferee” shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Section 7.2.2 of this Article VII, the Purported Record Transferee, unless the Purported Record Transferee would have acquired or owned shares of Common Stock for another Person who is the beneficial transferee or owner of such shares, in which case the Purported Beneficial Transferee shall be such Person.

      “Purported Record Transferee” shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Section 7.2.2 of this Article VII, the record holder of the shares of Common Stock if such Transfer had been valid under Section 7.2.1 of this Article VII.

      “REIT” shall mean a real estate investment trust under Sections 856 through 860 of the Code.

      “Restriction Termination Date” shall mean the first day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

      “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise, other disposition of Common Stock as well as any other event that causes any Person to Beneficially Own or Constructively Own Common Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Common Stock), whether voluntary or involuntary, whether such transfer has occurred of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Common Stock), and whether such transfer has occurred by operation of law or otherwise.

      “Trust” shall mean each of the trusts provided for in Section 7.3 of this Article VII.

      “Trustee” shall mean any Person unaffiliated with the Corporation, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Corporation to serve as trustee of a Trust.

      SECTION 7.2     Restriction on Ownership and Transfers.

      SECTION 7.2.1     From the Initial Date and prior to the Restriction Termination Date

a) except as provided in Section 7.9 of this Article VII, no Person shall Beneficially Own Common Stock in excess of the Ownership Limit;

b) except as provided in Section 7.9 of this Article VII, no Person shall Constructively Own Common Stock in excess of the Ownership Limit; and

c) no Person shall Beneficially Own or Constructively Own Common Stock to the extent that such Beneficial or Constructive Ownership would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more subsidiaries) from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

      SECTION 7.2.2     If, during the period commencing on the Initial Date and prior to the Restriction Termination Date, any Transfer occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning Common Stock in violation of Section 7.2.1 of this Article VII, (i) then that number of shares of Common Stock that otherwise would cause such Person to violate Section 7.2.1 of this Article VI (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such shares or (ii) if, for any reason, the transfer to the Trust described in clause (i) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Common Stock in violation of Section 7.2.1 of this Article VII, then the Transfer of that number of shares of Common Stock that otherwise would cause any Person to violate Section 7.2.1 shall, subject to Section 7.12, be void ab initio, and the Purported Beneficial Transferee shall have no rights in such shares.

      SECTION 7.2.3     Subject to Section 7.12 of this Article VII and notwithstanding any other provisions contained herein, during the period commencing on the Initial Date and prior to the Restriction Termination Date, any Transfer of Common Stock that, if effective, would result in the capital stock of the Corporation being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Common Stock.

      SECTION 7.2.4     It is expressly intended that the restrictions on ownership and Transfer described in this Section 7.2 of Article VII shall apply to restrict the rights of any members or partners in limited liability companies or partnerships to exchange their interest in such entities for Common Stock of the Corporation.

      SECTION 7.3     Transfers of Common Stock in Trust

      SECTION 7.3.1     Upon any purported Transfer or other event described in Section 7.2.2 of this Article VII, such Common Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Section 7.2.2. The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation, any Purported Beneficial Transferee, and any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6 of this Article VII.

      SECTION 7.3.2     Common Stock held by the Trustee shall be issued and outstanding Common Stock of the Corporation. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares of Common Stock held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares of Common Stock held in the Trust.

      SECTION 7.3.3     The Trustee shall have all voting rights and rights to dividends with respect to Common Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Corporation that shares of Common Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Common Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Common Stock held in the Trust and, subject to Maryland law, effective as of the date the Common Stock has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Common Stock prior to the discovery by the Corporation that the Common Stock has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that the Common Stock has been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

      SECTION 7.3.4     Within 20 days of receiving notice from the Corporation that shares of Common Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares of Common Stock held in the Trust to a person, designated by the Trustee, whose ownership of the shares of Common Stock will not violate the ownership limitations set forth in Section 7.2.1. Upon such sale, the interest of the Charitable Beneficiary in the shares of Common Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 7.3.4. The Purported Record Transferee shall receive the lesser of (i) the price paid by the Purported Record Transferee for the shares of Common Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Common Stock at Market Price, the Market Price of such shares of Common

Stock on the day of the event which resulted in the transfer of such shares of Common Stock to the Trust) and (ii) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares of Common Stock held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Corporation that shares of such Common Stock have been transferred to the Trustee, such shares of Common Stock are sold by a Purported Record Transferee then (x) such shares of Common Stock shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Record Transferee received an amount for such shares of Common Stock that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

      SECTION 7.3.5     Common Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares of Common Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Common Stock at Market Price, the Market Price of such shares of Common Stock on the day of the event which resulted in the transfer of such shares of Common Stock to the Trust) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares of Common Stock held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares of Common Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Common Stock shall thereupon be paid to the Charitable Beneficiary.

      SECTION 7.3.6     By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Common Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1 in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

      SECTION 7.4     Remedies For Breach. If the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall at any time determine in good faith that a Transfer or other event has taken place in violation of Section 7.2 of this Article VII or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of the Corporation in violation of Section 7.2 of this Article VII, the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems or they deem advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, causing the Corporation to redeem shares of Common Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of Section 7.2.1 of this Article VII, shall automatically result in the transfer to a Trust as described in Section 7.2.2 and any Transfer in violation of Section 7.2.3 shall, subject to Section 7.12, automatically be void ab initio irrespective of any action (or non-action) by the Board of Directors.

      SECTION 7.5     Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares in violation of Section 7.2 of this Article VII, or any Person who is a Purported Beneficial Transferee such that an automatic transfer to a Trust results under Section 7.2.2 of this Article VII, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation’s status as a REIT.

      SECTION 7.6     Owners Required to Provide Information. From the Initial Date and prior to the Restriction Termination Date, each Person who is a beneficial owner or Beneficial Owner or Constructive

Owner of shares of Common Stock and each Person (including the stockholder of record) who is holding shares of Common Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall, on demand, provide to the Corporation a completed questionnaire containing the information regarding their ownership of such shares, as set forth in the regulations (as in effect from time to time) of the U.S. Department of Treasury under the Code. In addition, each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of shares of Common Stock and each Person (including the stockholder of record) who is holding shares of Common Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall, on demand, be required to disclose to the Corporation in writing such information as the Corporation may request in order to determine the effect, if any, of such stockholder’s actual and constructive ownership of shares of Common Stock on the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit, or as otherwise permitted by the Board of Directors.

      SECTION 7.7     Remedies Not Limited. Nothing contained in this Article VII (but subject to Section 7.12 of this Article VII) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

      SECTION 7.8     Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it (subject, however, to the provisions of Section 7.12 of this Article VII). In the event Article VII requires an action by the Board of Directors and the Articles of Incorporation fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article VII. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial or Constructive Ownership of Common Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Common Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Common Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Common Stock based upon the relative number of the shares of Common Stock held by each such Person.

      SECTION 7.9     Exceptions.

      SECTION 7.9.1     Subject to Section 7.2.1(c) of this Article VII, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the limitation on a Person Beneficially Owning shares of Common Stock in excess of the Ownership Limit if the Board determines that such exemption will not cause any Individual’s Beneficial Ownership of shares of Common Stock to violate the Ownership Limit and that any such exemption will not cause the Corporation to fail to qualify as a REIT under the Code.

      SECTION 7.9.2     Subject to Section 7.2.1(c) of this Article VII, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the limitation on a Person Beneficially Owning shares of Common Stock in excess of the Ownership Limit if the Board determines that such exemption will not cause any Individual’s Beneficial Ownership of shares of Common Stock to violate the Ownership Limit and that any such exemption will not cause the Corporation to fail to qualify as a REIT under the Code.

      SECTION 7.9.3     Subject to Section 7.2.1(c) of this Article VII, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the limitation on a Person Constructively Owning Common Stock in excess of the Ownership Limit, as set forth in Section 7.2.1(b), of this Article VII, if the Board determines that such Person does not and will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned in whole or in part by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a

9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant or that any such ownership would not cause the Corporation to fail to qualify as a REIT under the Code.

      SECTION 7.9.4     In granting a person an exemption under Section 7.9.1 or 7.9.2 above, the Board of Directors may require such Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 7.2 of this Article VII) will result in such Common Stock being transferred to a Trust in accordance with Section 7.2.2 of this Article VII. Prior to granting any exception pursuant to Section 7.9.1 or 7.9.2 of this Article VII, the Board of Directors may require a ruling from the IRS, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

      SECTION 7.10     Legends.

      Each certificate for Common Stock shall bear the following legends:

Restriction on Ownership and Transfer

      THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION’S ARTICLES OF INCORPORATION, (i) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK IN EXCESS OF 9.9% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION; (ii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK THAT WOULD RESULT IN THE CORPORATION BEING “CLOSELY HELD” UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (iii) NO PERSON MAY TRANSFER SHARES OF COMMON STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP IS VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND THAT ARE DEFINED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF COMMON STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

      SECTION 7.11     Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

      SECTION 7.12     NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The shares of Common Stock that are the subject of such a transaction shall continue to be subject to the provisions of this Article VII after such settlement.

      SECTION 7.13     Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

      SECTION 7.14     Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII.

AMENDMENTS

      The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Any amendments to Sections 5.1 or 5.8 or to this Article VIII shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

ARTICLE IX.

LIMITATION OF LIABILITY

      To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this       day of                     , 2004.

By:

Jennifer K. Davidson

APPENDIX C

G REIT, INC.

BYLAWS

ARTICLE I

OFFICES

      SECTION 1.     Principal Office. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

      SECTION 2.     Additional Offices. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

      SECTION 1.     Place. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.

      SECTION 2.     Annual Meeting. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of May in each year.

      SECTION 3.     Special Meetings.

      (a) General. The chairman of the board, president, chief executive officer or Board of Directors may call a special meeting of the stockholders. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      (b) Stockholder Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which the Record Date Request Notice is received by the secretary.

      (2) In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority (the

“Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”) shall be delivered to the secretary. In addition, the Special Meeting Request (a) shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) shall bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), the class, series and number of all shares of stock of the Corporation which are owned by each such stockholder, and the nominee holder for, and number of, shares owned by such stockholder beneficially but not of record, (d) shall be sent to the secretary by registered mail, return receipt requested, and (e) shall be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation or the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

      (3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

      (4) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for any special meeting, the chairman of the board, chief executive officer, president or Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

      (5) If written revocations of requests for the special meeting have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting to the secretary, the secretary shall: (i) if the notice of meeting has not already been mailed, refrain from mailing the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for the special meeting, or (ii) if the notice of meeting has been mailed and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting written notice of any revocation of a request for the special meeting and written notice of the secretary’s intention to revoke the notice of the meeting, revoke the notice of the meeting at any time before ten days before the commencement of the meeting. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

      (6) The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (i) five Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent at least a majority of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

      (7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

      SECTION 4.     Notice. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.

      Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

      SECTION 5.     Organization and Conduct. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or in the absence of assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) determining when the polls should be opened and closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

      SECTION 6.     Quorum. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

      The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      SECTION 7.     Voting. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided by statute or by the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot.

      SECTION 8.     Proxies. A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

      SECTION 9.     Voting of Stock by Certain Holders. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

      Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

      The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

      SECTION 10.     Inspectors. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

      SECTION 11.     Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

      (a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).

      (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of mailing of the notice for such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 11(a), the name and address of such stockholder, as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

      (3) Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 2 of these Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Pacific Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

      (4) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

      (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (2) of this Section 11(a) shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., [Eastern Time] [Central Time] [Mountain Time] [Pacific Time] on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

      (c) General. (1) Upon written request by the secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 11.

      (2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

      (3) For purposes of this Section 11, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

      (4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

      SECTION 12.     Telephone Meetings. The Board of Directors or chairman of the meeting may permit stockholders to participate in meetings of the stockholders by means of a conference telephone or other communications equipment by which all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

      SECTION 13.     Control Share Acquisition Act. Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

      SECTION 1.     General Powers. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

      SECTION 2.     Number, Tenure and Qualifications. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.

      SECTION 3.     Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.

      SECTION 4.     Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

      SECTION 5.     Notice. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

      SECTION 6.     Quorum. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

      The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

      SECTION 7.     Voting. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or these Bylaws. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or these Bylaws.

      SECTION 8.     Organization. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman, shall act as secretary of the meeting.

      SECTION 9.     Telephone Meetings. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

      SECTION 10.     Consent by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

      SECTION 11.     Vacancies. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder (even if fewer than three directors remain). Any vacancy on the Board of Directors for any cause other than an increase in the number of directors shall be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

      SECTION 12.     Compensation. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

      SECTION 13.     Loss of Deposits. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

      SECTION 14.     Surety Bonds. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

      SECTION 15.     Reliance. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

ARTICLE IV

COMMITTEES

      SECTION 1.     Number, Tenure and Qualifications. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, composed of one two or more directors, to serve at the pleasure of the Board of Directors.

      SECTION 2.     Powers. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

      SECTION 3.     Meetings. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

      SECTION 4.     Telephone Meetings. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

      SECTION 5.     Consent by Committees Without a Meeting. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

      SECTION 6.     Vacancies. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

      SECTION 1.     General Provisions. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

      SECTION 2.     Removal and Resignation. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

      SECTION 3.     Vacancies. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

      SECTION 4.     Chief Executive Officer. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

      SECTION 5.     Chief Operating Officer. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

      SECTION 6.     Chief Financial Officer. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

      SECTION 7.     Chairman of the Board. The Board of Directors shall designate a chairman of the board. The chairman of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present. The chairman of the board shall perform such other duties as may be assigned to him or her by the Board of Directors.

      SECTION 8.     President. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

      SECTION 9.     Vice Presidents. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president or by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or as vice president for particular areas of responsibility.

      SECTION 10.     Secretary. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.

      SECTION 11.     Treasurer. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

      The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of

Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

      If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

      SECTION 12.     Assistant Secretaries and Assistant Treasurers. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

      SECTION 13.     Salaries. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

      SECTION 1.     Contracts. The Board of Directors, the Executive Committee or another committee of the Board of Directors within the scope of its delegated authority may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors or the Executive Committee or such other committee and executed by an authorized person.

      SECTION 2.     Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

      SECTION 3.     Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

ARTICLE VII

STOCK

      SECTION 1.     Certificates. Except as otherwise provided in these Bylaws, this Section shall not be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of the Corporation’s classes or series without certificates. Each stockholder, upon written request to the secretary of the Corporation, shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the chairman of the board, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge.

      SECTION 2.     Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

      The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

      Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

      SECTION 3.     Replacement Certificate. Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

      SECTION 4.     Closing of Transfer Books or Fixing of Record Date. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

      In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

      If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

      When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

      SECTION 5.     Stock Ledger. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

      SECTION 6.     Fractional Stock; Issuance of Units. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

      The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

      SECTION 1.     Authorization. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

      SECTION 2.     Contingencies. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

INVESTMENT POLICY

      Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

      SECTION 1.     Seal. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

      SECTION 2.     Affixing Seal. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

      To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XIII

WAIVER OF NOTICE

      Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIV

AMENDMENT OF BYLAWS

      The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

APPENDIX D

G REIT, INC.

FORM OF PLAN OF MERGER

      The Board of Directors of the Company has unanimously approved the reincorporation of the Company from Virginia to Maryland in order to enable the Company to be governed by the provisions of the Maryland General Corporation Law (the “MGCL”). The MGCL is believed to contain provisions which are conducive to the operation of real estate investment trusts (“REITs”) such as the Company, as witnessed by the fact that over 100 publicly-owned REITs are currently organized under Maryland law, including approximately 65% of REITs that are members of the National Association of Real Estate Investment Trusts. Operating under the MGCL will bring the Company’s governance more in line with that of other REITs. In addition, underwriters, analysts, rating agencies and other participants in the financial markets are accustomed to REITs being formed under Maryland law, and this familiarity is expected to aid the Company in obtaining financing.

      To accomplish the reincorporation, a Maryland corporation will be formed, and the Company will be merged into it, with the Maryland corporation being the survivor of the merger. The Company’s Board of Directors has declared the merger advisable and has directed that the merger be submitted to the Company’s stockholders for consideration and approval at the Annual Meeting of stockholders to be held on June 29, 2004. Under Virginia law and the Company’s charter, the merger must be approved by the affirmative vote of the holders of a majority of the Company’s common stock issued and outstanding and entitled to vote on the matter. If the stockholders approve the merger by the requisite vote, the appropriate officers of the Company will execute and file Articles of Merger with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and with the Virginia State Corporation Commission. The merger will be effective upon acceptance of the Articles of Merger for record by the SDAT.

      Following the effective time of the merger, all certificates representing shares of the Company’s common stock issued and outstanding immediately prior to the merger shall be deemed, without any action on the part of the holders thereof, to represent a like number of shares of the surviving Maryland corporation. All options, rights or warrants to purchase shares of the Company’s common stock outstanding immediately prior to the effective time of the merger shall, without any action on the part of any holder thereof, entitle the holder to purchase a like number of shares of the Maryland corporation’s common stock. The Maryland corporation shall adopt the Company’s stock option plans and the Maryland corporation and the Company shall take the actions necessary to provide that all rights of participants in the Company’s stock option plans prior to the merger will be substantially identical to their rights following the merger.

      The charter and Bylaws of the Maryland corporation will be the charter and Bylaws of the surviving corporation.

      The directors and officers of the Company immediately prior to the effective time of the merger will become the directors and officers of the surviving Maryland corporation, the directors to serve until the first annual meeting of stockholders of the Maryland corporation and until their successors are duly elected and qualify.

      Under Maryland law, the surviving Maryland corporation will have all of the purposes and powers of each of the Company and the surviving Maryland corporation. All of the assets of the Company will vest in and devolve upon the surviving Maryland corporation, without further act or deed, and the surviving Maryland corporation will become liable for all of the debts and obligations of the Company.

D-1

PROXY

Please Vote by June 25, 2004

The undersigned shareholder of G REIT, Inc., a Virginia corporation (the “Company”), hereby appoints Anthony W. Thompson and Talle A. Voorhies and each of them as Proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612 on June 29, 2004 at 9:00 a.m., local time and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the G REIT, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, including matters incident to its conduct.

When properly executed, this proxy will be voted as specified by the undersigned shareholder. If no voting instruction is given as to any item, this proxy will be voted “FOR” the nominees named in Item 1 and “FOR” Items 2 through 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED IN ITEM NO. 1 AND “FOR” ITEMS NO. 2, 3, 4 AND 5. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED “FOR” SUCH ITEM.

1.	For the election of Anthony W. Thompson, W. Brand Inlow, D. Fleet Wallace, Edward Johnson and Gary Wescombe to serve as Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2005 and until their successors are elected and qualified.

☐ For All Nominees	☐ Withheld as to All Nominees

Anthony W. Thompson	W. Brand Inlow	D. Fleet Wallace	Edward Johnson	Gary Wescombe

*To vote against any individual nominee, strike a line through the nominee’s name

2.	For approval of the 2004 Incentive Award Plan of G REIT, Inc.

☐	For	☐	Against	☐	Abstain

3.	For approval of the Company’s reincorporation from Virginia to Maryland.

☐	For	☐	Against	☐	Abstain

4.	If Proposal No. 3 is not approved and adopted, for approval of the amendment to the Company’s articles of incorporation increasing the number of authorized shares of common stock from 50,000,000 to 300,000,000 and increasing the number of authorized shares of preferred stock from 10,000,000 to 50,000,000.

☐	For	☐	Against	☐	Abstain

5.	For ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year 2004.

☐	For	☐	Against	☐	Abstain

SIGN, DATE and RETURN:

Date:	/	/ 2004

If the stock is jointly owned, both parties must sign.

Date:	/	/ 2004

YOUR VOTE IS IMPORTANT!

You can authorize the proxies to cast your vote and otherwise represent you at the Annual Meeting in one of four ways:

MAIL: Return the completed form in the enclosed postage-paid envelope.

FAX: Fax the completed form to our Investor Services Department at (714) 667-6843.

PHONE: Call our toll-free number at (866) 696-1031 to vote.

INTERNET: Vote online at www.1031NNN.com/VoteGREIT.

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